REGISTRATION NOS. 333-84639
                                                           811-9521
                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                            FORM N-1A

                REGISTRATION STATEMENT UNDER THE
                      SECURITIES ACT OF 1933                     X

                  PRE-EFFECTIVE AMENDMENT NO. 2                  X
                  POST-EFFECTIVE AMENDMENT NO. ________         ___
                              AND/OR

                 REGISTRATION STATEMENT UNDER THE
                  INVESTMENT COMPANY ACT OF 1940                 X

                         AMENDMENT NO. 2                         X

                 (Check appropriate box or boxes)

                        MANAGERS AMG FUNDS
-----------------------------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)

          40 Richards Avenue, Norwalk, Connecticut 06854
------------------------------------------------------------------------
             (Address of Principal Executive Offices)

                      Philip H. Newman, Esq.
                   Goodwin, Procter & Hoar LLP
                          Exchange Place
                      Boston, MA 02109-2881
-----------------------------------------------------------------------
             (Name and Address of Agent for Service)

      As soon as practicable after the effective date of this
                      Registration Statement
-----------------------------------------------------------------------
          (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

__ Immediately upon filing pursuant to __ On (date) pursuant to paragraph (b) paragraph (b)

__ 60 days after filing pursuant to     __ On (date) pursuant to paragraph
   paragraph (a)(1)                        (a)(1)

__ 75 days after filing pursuant to     __ On (date) pursuant to paragraph
   (a)(2) of Rule 485                      (a)(2) of Rule 485

If appropriate, check the following box:

__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                       MANAGERS AMG FUNDS

                  ESSEX AGGRESSIVE GROWTH FUND

                     _____________________

                           PROSPECTUS

                     DATED OCTOBER 21, 1999

_________________________________________________________________

    The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                       TABLE OF CONTENTS

                                                             Page
                                                             -----
KEY INFORMATION ABOUT THE ESSEX AGGRESSIVE GROWTH FUND          1
    Summary of the Goals, Principal Strategies and Principal Risk
        Factors of the Fund                                     1

FEES AND EXPENSES OF THE FUND                                   2
    Fees and Expenses                                           3


ESSEX AGGRESSIVE GROWTH FUND                                    3
    Objective                                                   3
    Principal Investment Strategies                             3
    Should You Invest in this Fund?                             4

MANAGERS AMG FUNDS                                              4

PAST PERFORMANCE OF ESSEX                                       5

YOUR ACCOUNT                                                    7
    Minimum Investments in the Fund                             7

HOW TO PURCHASE SHARES                                          8

DISTRIBUTION PLANS                                              8

HOW TO SELL SHARES                                              9

INVESTOR SERVICES                                               9

THE FUND AND ITS POLICIES                                      10

ACCOUNT STATEMENTS                                             10

DIVIDENDS AND DISTRIBUTIONS                                    11

TAX INFORMATION                                                11

     KEY INFORMATION ABOUT THE ESSEX AGGRESSIVE GROWTH FUND

    This Prospectus contains important information for anyone interested in investing in the ESSEX AGGRESSIVE GROWTH FUND (the "Fund"), a series of MANAGERS AMG FUNDS. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL RISK
FACTORS OF THE FUND

    The following is a summary of the goals, principal strategies and principal risk factors of the Fund.



        GOALS        PRINCIPAL STRATEGIES    PRINCIPAL RISK FACTORS
        -----        --------------------    ----------------------

Long-term capital     Invests primarily in the   Market Risk
appreciation          equity securities of U.S.  Growth Stock Risk
                      companies with the         Small and Mid-Cap Stock
                      potential for long-term    Risk
                      growth                     Sector Risk
                                                 Year 2000 Risk



                      Invests primarily in
                      companies with market
                      capitalizations of
                      between $500 million and
                      $20 billion, although it
                      may invest in companies
                      of any size


                      Ordinarily invests in 50
                      to 60 companies from pre-
                      selected sectors of the
                      market; initially, the
                      focus will be on the
                      specialty retail,
                      technology, health care,
                      financial services,
                      energy services, and
                      basic industries sectors

____________________________________________________________________________



    All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. The following is a discussion of the principal risk factors of the Fund.

MARKET RISK

    The Fund is subject to the risks generally of investing in stocks, commonly referred to as "market risk." Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. The success of the Fund's investment strategy depends significantly on the skill of Essex in assessing the potential of the securities in which the Fund invests. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of the Fund's portfolio of investments are also likely to decrease in value. The increase or decrease in the value of the Fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

GROWTH STOCK RISK

    Growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher
expectations.   If such expectations are not met, or if
expectations are lowered, the prices of the securities will drop. In addition, growth stocks tend to be more sensitive than other stocks to increases in interest rates, which will generally cause the prices of growth stocks to fall. To the extent that the Fund invests in those kinds of stocks, it will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Fund may underperform other stock funds (such as value funds) when stocks of growth companies are out of favor.

SMALL AND MID-CAP STOCK RISK


    Small and Mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Fund may underperform other stock funds (such as large-company stock funds) when stocks of small and medium-sized companies are out of favor.


SECTOR RISK

    Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies of a particular sector of the market to decrease. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

YEAR 2000 RISK

    The "Year 2000 problem," a date-related computer issue, could have an adverse impact on the nature and quality of the services provided to the Fund and its shareholders. In addition to verifying that all internal systems are able to handle dates past 1999 (otherwise known as "Year 2000 compliant"), the Fund is taking steps to address the problem by working with the sub-adviser and outside vendors. The Fund has obtained assurances from each of our key service providers that they are taking steps within their organizations to make their systems and products Year 2000 compliant, but cannot be completely certain that all service providers will be fully Year 2000 compliant. The Fund may be adversely impacted if the issuers of the Fund's portfolio securities have Year 2000 problems. The Fund will continue to monitor developments relating to the Year 2000 problem.



                 FEES AND EXPENSES OF THE FUND

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY
IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of the offering price)..............       None
Maximum Deferred Sales Charge (Load)..................       None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
 and Other Distributions..............................       None
Maximum Account Fee...................................       None

FEES AND EXPENSES

     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee........................................       1.00%
Distribution (12b-1) Fees1............................       0.00%
Other Expenses2.......................................       0.42%                                                 										 -----
Total Annual Fund Operating Expenses..................       1.42%
Fee Waiver and Reimbursement3.........................      (0.32%)
                                                          	-------
Net Annual Fund Operating Expenses....................       1.10%
				                                                         -----
                                                             -----

[FN]

     1 Although the Fund is subject to a Rule 12b-1 Plan of Distribution that permits payments of up to 0.25% of the Fund's average daily net assets, no payments have been authorized under the plan to date and no payments are expected to be authorized during the first year of operation.

     2 Because the Fund has not commenced operations as of the date of this prospectus, the "Other Expenses" of the Fund are based on annualized projected expenses and average net assets for the fiscal year ending October 31, 2000.

     3 The Managers Funds LLC and Essex Investment Management Company, LLC have contractually agreed, for a period of not less than eighteen (18) months, to limit Net Annual Fund Operating Expenses to 1.10% subject to later reimbursement by the Fund in certain circumstances. See "Managers AMG Funds."


EXAMPLE

     The following Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be+:

        1 YEAR      3 YEARS
        ------      -------
         $112         $403


     +The Example reflects the impact of the Fund's contractual expense limitation for the initial eighteen (18) month period covered by the Example.

     The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.


                  ESSEX AGGRESSIVE GROWTH FUND

OBJECTIVE

     The Fund's objective is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in the equity securities of U.S. companies with the potential for long-term growth. Although the Fund may invest in companies of any size, the Fund will invest primarily in companies with market capitalizations of between $500 million and $20 billion. Ordinarily, the Fund invests in 50 to 60 companies from pre-selected sectors of the market. Initially, the Fund will focus on the specialty retail, technology, health care, financial services, energy services and basic industries sectors. Generally, the Fund limits its investments in any specific company to 5% of its assets.

     Essex Investment Management Company, LLC ("Essex") serves as sub-adviser to the Fund. Essex uses fundamental investment research techniques to determine what stocks to buy and sell. In selecting stocks, Essex first attempts to identify the industries within various sectors that over the long term will grow faster than the economy as a whole. Essex then looks for companies within those industries that it believes can generate and maintain strong revenue and/or earnings growth. Essex looks for companies with established market positions, quality management and strong finances. Ordinarily, Essex will sell all or a portion of the Fund's position in a company's stock if it believes the current price is not supported by expectations regarding the company's future growth potential or if, as a result of appreciation, the value of the stock exceeds 5% of the Fund's assets.

     For temporary and defensive purposes, the Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.



SHOULD YOU INVEST IN THIS FUND?

     This Fund MAY be suitable if you:

     * Are seeking an opportunity for some equity returns in your investment portfolio

     * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

     *    Have an investment time horizon of five years or more

     This Fund MAY NOT be suitable if you:

     *    Are seeking stability of principal

     *    Are investing with a shorter time horizon in mind

     *    Are uncomfortable with stock market risk

     *    Are seeking current income


_____________________________________________________________
WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.
_______________________________________________________________

                       MANAGERS AMG FUNDS


    Managers AMG Funds is intended to be a no-load mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies.
Essex Aggressive Growth Fund is the first fund available in the fund family.

    The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to the Fund and is responsible for the Fund's overall administration and distribution. The Investment Manager also monitors the performance, security holdings and investment strategies of Essex Investment Management Company, LLC, the sub-adviser of the Fund and, when appropriate, evaluates any potential new asset managers for the fund family.

    Essex has day-to-day responsibility for managing the Fund's portfolio. Essex, located at 125 High Street, Boston, Massachusetts 02110, is the successor firm to Essex Investment Management Company, Inc., which was formed in 1976. Affiliated Managers Group, Inc. indirectly owns a majority interest in Essex. As of December 31, 1998, Essex had assets under management of $5.6 billion. Stephen D. Cutler, Joseph C. McNay and Daniel Beckham are the portfolio managers for the Fund. Mr. Cutler is the President of Essex, a position he has held with
Essex or its predecessor firm since 1989.   Mr. McNay is the
Chairman and Chief Investment Officer of Essex, a position he has held with Essex or its predecessor firm since 1976. Mr. Beckham is the Principal and Vice President of Essex, a position he has held with Essex or its predecessor firm since 1995. From 1994 to 1995, Mr. Beckham was a member of the Duncan-Hurst Capital Management investment team and from 1989 to 1994, Mr. Beckham was a member of the Nicholas-Applegate Capital Management investment team.


    The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Essex 1.00% of the average daily net assets of the Fund for its services as sub-adviser. Under its investment management agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and, under its distribution agreement with the Fund, the Investment Manager provides a variety of shareholder and marketing services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.


    The Investment Manager has contractually agreed, for a period of not less than eighteen (18) months, to waive fees and pay or reimburse the Fund to the extent total expenses of the Fund exceed 1.10% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within 3 years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.10% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Essex from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

                    PAST PERFORMANCE OF ESSEX

    The table below sets forth the investment performance for the period from October 1, 1989 to September 30, 1999 of discretionary, fee-paying accounts managed by Essex with investment objectives, policies and strategies substantially similar to that of the Essex Aggressive Growth Fund (the "Essex Composite"). For periods after December 31, 1992, the Essex Composite includes only those accounts with at least $1.0 million in net assets, and has been attested to by Deloitte & Touche LLP for use in connection with this Prospectus. The Essex Composite represents an asset-weighted composite of the compounded internal rates of return for all such accounts during each period indicated.
The performance of the Essex Composite for each period has been adjusted to give effect on a quarterly basis to fees and expenses in the amount of 1.10%, which is the expense ratio of the Fund, net of contractual waivers and reimbursements. Investment performance is shown on an annual return basis, with returns for periods of less than one year not annualized. Average annual returns and cumulative returns are provided for the 5-year and 10-year periods ended
September 30, 1999.


    The method used for calculating the performance of the Essex Composite differs from the method prescribed by the Securities and Exchange Commission for calculating the total return for mutual funds. Essex uses a time-weighted rate of return formula to calculate investment performance returns of its accounts, commonly referred to as the Bank Administration Institute (or
"BAI") formula. The BAI formula determines an internal rate of return by measuring the change in the market value of individual accounts over a month. The Essex performance calculation methodology also takes into consideration any account level cash flows during a month which are equal to or greater than 10% of the beginning market value of that account.


    The investment performance of the Essex Composite is compared to the Russell 3000 Growth Index (the "Russell 3000 Growth Index") and the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index"), giving effect to the reinvestment of all dividends. The Russell 3000 Growth
Index measures the performance of those companies in the Russell 3000 Index (representing the 3000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is made up of larger capitalization companies that represent a broad spectrum of the U.S. economy and about 70% of the U.S. stock market's total capitalization. Although used as benchmarks, the performance of each of the Russell 3000 Growth Index and the S&P 500 Index may not be comparable to the Essex Composite because, unlike the performance of the Essex Composite, the performance of the Russell 3000 Growth Index and the S&P 500 Index has not been adjusted for any fees or expenses. The performance of each of the Russell 3000 Growth Index and the S&P 500 Index has not been attested to by Deloitte & Touche LLP. The information provided does not represent the performance of the Essex Aggressive Growth Fund, which commenced operations on November 1, 1999 and has a limited performance record of its own. The following information should not be considered a prediction of future performance of the Essex Aggressive Growth Fund.
The Essex Aggressive Growth Fund's performance may be higher or lower than that shown below.

                        ESSEX             RUSSELL 3000 GROWTH       S&P 500
                   COMPOSITE RETURN         INDEX RETURN         INDEX RETURN
                   ----------------         -------------        -------------

1989 (three months only) -1.53%                2.22%                 2.05
1990                      0.18                -1.31                 -3.05
1991                     68.20                41.65                 30.47
1992                      3.15                 5.22                  7.62
1993                     13.15                 3.69                 10.08
1994                      1.77                 2.20                  1.32
1995                     46.05                36.51                 37.58
1996                     16.51                21.88                 22.96
1997                     12.62                28.74                 33.36
1998                     50.56                35.03                 28.58
1999 (nine months only)  30.86                 6.46                  5.36
1-year (ended 9-30-99)   79.44                34.67                 27.80
5-year average annual    30.86                25.37                 25.03
10-year average annual   22.23                17.24                 16.82

                                  6

5-year cumulative       283.84               209.77                205.57
10-year cumulative      644.13               390.63                373.51


     The accounts represented by the composite are not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act") or the Internal Revenue Code of 1986, as amended (the "Code"). The performance of the Essex Composite shown above might have been less favorable had the accounts been subject to these requirements, restrictions and limitations.

                          YOUR ACCOUNT

     As an investor, you pay no sales charges to invest in the Fund and you pay no charges to redeem out of the Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (NYSE) is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

     The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUND

     Cash investments in the Fund must be in U.S. Dollars.
Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust Company will be accepted.

     Subject to approval by the Investment Manager and Essex, you may be permitted to purchase shares of the Fund by means of an in-kind contribution of securities, which will be valued in accordance with the Fund's pricing procedures. As with a cash purchase of shares, an in-kind contribution will also be subject to the Fund's minimum investment requirements.

     The following provides the minimum initial and additional investments in the Fund:

                      INITIAL INVESTMENT      ADDITIONAL INVESTMENT
                      ------------------      ---------------------
Regular accounts                $25,000            $1,000
Traditional IRA                 25,000             1,000
Roth IRA                        25,000             1,000

    The Fund or the Underwriter may, in their discretion, waive the minimum and initial investment amounts at any time.


______________________________________________________________________
A TRADITIONAL IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and
tax-free growth of assets and distributions.  The account must be held for five years and certain other conditions must be met in order to qualify.
_____________________________________________________________________

You should consult your tax professional for more information on IRA accounts.

                     HOW TO PURCHASE SHARES

____________________________________________________________________________
                       INITIAL PURCHASE    ADDITIONAL PURCHASES
____________________________________________________________________________

THROUGH YOUR         Contact your          Send  any  additional
INVESTMENT ADVISOR   investment advisor    monies to your
                     or  other investment  investment professional
                     professional.         at  the address
                                           appearing  on
                                           your account
                                           statement.

_____________________________________________________________________________


INVESTMENT           Call  (800) 358-7668  Call (800)
ADVISORS, BANK       for further           358-7668 for
TRUST AND 401(k)     instructions.         further
AGENTS ONLY                                instructions.

______________________________________________________________________________

DIRECT               Complete the account  Write  a  letter   of
SHAREHOLDERS:        application.          instruction   and   a
                                           check   payable    to
*BY MAIL             Mail the application  Managers  AMG   Funds
                     and  a check payable  to:
                     to    Managers   AMG
                     Funds to:             Managers AMG Funds
                                           c/o Boston Financial
                     Managers AMG Funds    Data Services, Inc.
                     c/o Boston Financial  P.O. Box 8517
                     Data Services, Inc.   Boston,  MA    02266-
                     P.O. Box 8517         8517
                     Boston,  MA   02266-
                     8517                  Include  your account
                                          # on your check.

*BY TELEPHONE                              If  your account  has
                                           already been
                                           established, call
                                           the   Transfer  Agent
                                           at (800) 252-0682. The
                                           minimum additional
                                           investment is
                                           $1,000.
____________________________________________________________________________

    FOR BANK WIRES: Please call and notify the Fund at (800) 358-7668. Then instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN Managers AMG Funds A/C 9905-472-8, FBO Shareholder name, account number and fund name. Please be aware that your bank may charge you a fee for this service.

    It is important to keep in mind that if you invest through a third party such as a bank, broker-dealer or other fund distribution organizations rather than directly with us, the policies and fees may be different than those described in this material.

                       DISTRIBUTION PLANS

    The Fund has adopted a distribution plan to pay for the marketing of shares of the Fund. Under the plan, the Board of Trustees may authorize payments at an annual rate of up to 0.25% of the Fund's average daily net assets. The Trustees have not authorized the payment of any fees to date.

                       HOW TO SELL SHARES

    You may sell your shares at any time. Your shares will be sold at the NAV calculated after the Fund's Transfer Agent receives your order. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.


                                   INSTRUCTIONS
_________________________________________________________________________

THROUGH YOUR INVESTMENT          Contact your investment
ADVISOR                          advisor or other investment
                                 professional.
_________________________________________________________________________

INVESTMENT ADVISORS, BANK        Call (800) 358-7668 for
TRUST AND 401(k) AGENTS ONLY     further instructions.
_________________________________________________________________________


DIRECT SHAREHOLDERS:             Write a letter of instruction
                                 containing:
*BY MAIL
                                   *the name of the Fund
                                   *dollar amount or number of
                                     shares to be sold
                                   *your name
                                   *your account number
                                   *signatures of all owners on
                                      account

                                 Mail letter to:

                                   Managers AMG Funds
                                   c/o Boston Financial Data
                                   Services, Inc.
                                   P.O. Box 8517
                                   Boston, MA  02266-8517

*BY TELEPHONE                    If you elected telephone
                                 redemption privileges on your
                                 account application, call us
                                 at (800) 252-0682.
__________________________________________________________________________

    Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud.
You can obtain one from most banks and securities dealers. A notary public cannot provide a signature guarantee. In joint accounts, both signatures must be guaranteed.

    Telephone redemptions are available only for redemptions which are below $25,000.


                        INVESTOR SERVICES

    Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

    Automatic Investments allows you to make automatic deductions from a designated bank account.

    Systematic Withdrawals allows you to make automatic monthly withdrawals of $100 or more. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

    Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

    The Fund has an Exchange Privilege which allows you to exchange your shares of the Fund for shares of any of the nine series of The Managers Funds. There is no fee associated with the Exchange Privilege. Be sure to read the Prospectus of any series of The Managers Funds that you wish to exchange into. You can request your exchange in writing, by telephone (if elected on the application) or through your investment advisor, bank or investment professional.


                   THE FUND AND ITS POLICIES

    The Fund is a series of a "Massachusetts business trust." The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide this series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

The Fund reserves the right to:

    *   redeem an account if the value of the account falls below
        $25,000 due to redemptions;

    * suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

    *   change our minimum investment amounts;

    * delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

    * make a redemption-in-kind (a payment in portfolio securities instead of in cash) if we determine that a redemption is too large and/or may cause harm to the Fund and its shareholders;

    * refuse any purchase or exchange request if we determine that such request could adversely affect the Fund's NAV, including if such person or group has engaged in excessive trading (to be determined in our discretion);
        and

    * after prior warning and notification, close an account due to excessive trading.


                       ACCOUNT STATEMENTS

    You will receive quarterly statements detailing your account activity. All investors (other than IRA accounts) will also receive a yearly statement, including a Form 1099-DIV, detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

                  DIVIDENDS AND DISTRIBUTIONS

    Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December.

    We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.


                        TAX INFORMATION

    Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from the Fund.

    All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares. An exchange of the Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

    Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

    Federal law requires the Fund to withhold taxes on distributions paid to shareholders who;

    * fail to provide a social security number or taxpayer identification number;

    * fail to certify that their social security number or taxpayer identification number is correct; or

    *   fail to certify that they are exempt from withholding.



    The initial investors in the Fund are expected to include clients of Essex, some of whom may invest by means of a contribution of securities in exchange for shares of the Fund in which no current tax will be incurred. In connection with these transactions, each investor's tax basis in the contributed securities will carry over to the Fund, which basis may be lower than the current market value of the securities. When the Fund subsequently sells these contributed securities, the Fund may realize a larger gain
(or smaller loss) for tax purposes than would have been the case if the same securities had been purchased directly by the Fund with cash. The larger gain (or smaller loss) may result in shareholders accelerating (or deferring) the federal income tax liability they otherwise would have incurred in the absence of the tax-free contribution of securities.

                    MANAGERS AMG FUNDS

                  ESSEX AGGRESSIVE GROWTH FUND


FUND DISTRIBUTOR
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut  06854-2325
(203) 857-5321 or (800) 835-3879

CUSTODIAN
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts  02171

LEGAL COUNSEL
Goodwin, Procter & Hoar  LLP
Exchange Place
Boston, MA  02109

TRANSFER AGENT
Boston Financial Data Services, Inc.
Attn:  Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts  02266-8517
(800) 252-0682

TRUSTEES
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Eric Rakowski

For More Information

    Additional information for the Fund, including the Statement of Additional Information, is available to you without charge and may be requested as follows:

            By Telephone:   Call 1-800-835-3879


            By Mail:        Write to:   Managers AMG Funds
                                        40 Richards Avenue
                                        Norwalk, CT  06854

            On the Internet:Electronic copies are available
                            on our website at http://www.managersamg.com

    A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus). Text-only copies are also available on the SEC's website at http://www.sec.gov, by sending a request and a duplication fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009, or by visiting the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330).

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-9521

                       MANAGERS AMG FUNDS

                  ESSEX AGGRESSIVE GROWTH FUND
                  ____________________________

              STATEMENT OF ADDITIONAL INFORMATION

                     DATED OCTOBER 21, 1999

________________________________________________________________

    You  can  obtain a free copy of the Prospectus of  the  Essex
Aggressive Growth Fund (the "Fund") by calling Managers AMG Funds
at   (800)  835-3879.   The  Prospectus  provides  the  basic
information about investing in the Fund.

    This Statement of Additional Information is not a Prospectus.
It contains additional information regarding the activities and operations of the Fund. It should be read in conjunction with the Fund's Prospectus.

                       TABLE OF CONTENTS
                                                             Page
                                                             -----

GENERAL INFORMATION                                             3

INVESTMENT OBJECTIVES AND POLICIES                              3
    Investment Techniques and Associated Risks                  3
    Diversification Requirements for the Fund                   8
    Fundamental Investment Restrictions                         8
    Temporary Defensive Position                               10
    Portfolio Turnover                                         10

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST                    10
    Trustees' Compensation                                     11

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES            12
    Control Persons                                            12
    Management Ownership                                       12

MANAGEMENT OF THE FUND                                         12
    Investment Manager                                         12
    Compensation of Investment Manager and Sub-Adviser         13
    Fee Waivers and Expense Limitations                        13
    Investment Management and Sub-Advisory Agreements          14
    Custodian                                                  16
    Transfer Agent                                             16
    Independent Public Accountants                             16

BROKERAGE ALLOCATION AND OTHER PRACTICES                       16

PURCHASE, REDEMPTION AND PRICING OF SHARES                     17
    Purchasing Shares                                          17
    Redeeming Shares                                           18
    Exchange of Shares                                         19
    Net Asset Value                                            19
    Dividends and Distributions                                19
    Distribution Plan                                          19

CERTAIN TAX MATTERS                                            20
    Federal Income Taxation of Fund-in General                 20
    Taxation of the Fund's Investments                         20
    Federal Income Taxation of Shareholders                    21
    Foreign Shareholders                                       21
    State and Local Taxes                                      22
    Other Taxation                                             22

PERFORMANCE DATA                                               22
    Total Return                                               22
    Performance Comparisons                                    23
    Massachusetts Business Trust                               23
    Description of Shares                                      24
    Additional Information                                     25

REPORT OF INDEPENDENT ACCOUNTANTS                              26

                                    (i)

FINANCIAL STATEMENT                                            27

                                    (ii)

                                     (iii)

                      GENERAL INFORMATION


    This Statement of Additional Information relates only to the Essex Aggressive Growth Fund (the "Fund"). The Fund is a series of shares of beneficial interest of Managers AMG Funds, a no-load mutual fund family, formed as a Massachusetts business trust (the "Trust"). The Trust was organized on June 18, 1999.

    This Statement of Additional Information describes the financial history, management and operation of the Fund, as well as the Fund's investment objectives and policies. It should be read in conjunction with the Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854.

    The  Managers Funds LLC, a subsidiary of Affiliated  Managers
Group,  Inc.,  serves as investment manager to the  Fund  and  is
responsible   for   the   Fund's   overall   administration   and
distribution.  See "Management of the Fund."

               INVESTMENT OBJECTIVES AND POLICIES

    The   following  is  additional  information  regarding   the
investment objectives and policies used by the Fund in an attempt to achieve its objective as stated in its Prospectus. The Fund is a diversified open-end management investment company.

    The Fund invests primarily in equity securities of U.S. companies with the potential for long-term growth. Although the Fund may invest in companies of any size, the Fund will invest primarily in companies with market capitalizations of between $500 million and $20 billion. Ordinarily, the Fund invests in 50 to 60 companies from pre-selected sectors of the market. Initially, the Fund will focus on the specialty retail, technology, health care, financial services, energy services and basic industries sectors. Generally, the Fund limits its investments in any specific company to 5% of its assets.

Investment Techniques and Associated Risks

    The  following  are descriptions of the types  of  securities
that  may  be  purchased  by the Fund.   Also  see  "Quality  and
Diversification Requirements of the Fund."

    (1)   Cash  Equivalents.   The  Fund  may  invest   in   cash
equivalents. Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

    Bankers Acceptances. The Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

    Eurodollar   bankers  acceptances  are  bankers   acceptances
denominated in U.S. Dollars and are "accepted" by foreign branches of major U.S. commercial banks.

    Certificates of Deposit. The Fund may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

    Commercial Paper. The Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

    Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Fund's Board of Trustees. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will the Fund enter into repurchase agreements for more than seven days.

    Repurchase  agreements  could have  certain  risks  that  may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by the Fund may be delayed or limited.

    (2) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

    The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Fund will establish and maintain a separate account with the Custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

    (3) Emerging Market Securities. The Fund may invest some of its assets in the securities of emerging market countries.
Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

    Investors should be aware that the value of the Fund's investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Fund's operations and the ability to obtain a judgement against an issuer in an emerging market country.

    (4) Foreign Securities. The Fund may invest in foreign securities either directly or indirectly in the form of American Depository Receipts or similar instruments. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

    Investors should be aware that the value of the Fund's investments in foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect the Fund's operations. It may also be difficult to obtain a judgement against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. Furthermore, changes in foreign exchange rates will have an affect on those securities that are denominated in currencies other than the U.S. Dollar.

    Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell equity securities of foreign countries. Therefore, substantially all of the Fund's income may be derived from foreign currency. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon date and price. The contract is usually between a bank and its customers. The contract may be denominated in U.S. Dollars or may be referred to as a
"cross-currency" contract. A cross-currency contract is a contract which is denominated in another currency other than in U.S. Dollars.

    In such a contract, the Fund's custodian will segregate cash or marketable securities in an amount not less than the value of the Fund's total assets committed to these contracts. Generally, the Fund will not enter into contracts that are greater than ninety days.

    Forward foreign currency contracts have additional risks. It may be difficult to determine the market movements of the currency. The value of the Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange. Therefore, the Fund may incur costs in converting foreign currency.

    If the Fund engages in an offsetting transaction, the Fund will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where the Fund enters into a transaction with the bank upon maturity of the original contract. The Fund must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.

    Foreign Currency Considerations. The Fund may invest some of its assets in securities denominated in foreign currencies. The Fund will compute and distribute the income earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. Dollar between the time that the Fund earns the income and the time that the income is converted into U.S. Dollars, the Fund may be required to sell its securities in order to make its distributions in U.S. Dollars. As a result, the liquidity of the Fund's securities may have an adverse affect on the Fund's performance.

    (5) Futures Contracts. The Fund may buy and sell futures contracts to protect the value of the Fund's portfolio against changes in the prices of the securities in which it invests. When the Fund buys or sells a futures contact, the Fund must segregate cash and/or liquid securities equivalent to the value of the contract.

    There are additional risks associated with futures contracts.
It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when the Fund desires to do so.

    Equity Index Futures Contracts. The Fund may enter into equity index futures contracts. An equity index future contract is an agreement for the Fund to buy or sell an index relating to equity securities at a mutually agreed upon date and price. Equity index futures contracts are often used to hedge against anticipated changes in the level of stock prices. When the Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

    (6) Illiquid Securities, Private Placements and Certain Unregistered Securities. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire illiquid holdings if, as a result, more than 15% of the Fund's total assets would be in illiquid investments. Subject to this Fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately  the  same amount at which it  was  valued  in  the
Fund's portfolio. The price the Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuations of these securities will reflect any limitations on their liquidity.

    The Fund may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by The Managers Funds LLC and approved by the
Trustees.   The  Trustees  will monitor  these  guidelines  on  a
periodic basis.

    Investors should be aware that the Fund may be subject to a risk if the Fund should decide to sell these securities when a buyer is not readily available and at a price which the Fund believes represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than was available when it had first decided to sell the security.

    (7) Obligations of Domestic and Foreign Banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

    (8) Option Contracts.

    Covered Call Options. The Fund may write ("sell") covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. Written call options must be listed on a national securities exchange or a futures exchange.

    A call option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to buy the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can purchase the underlying security or contract regardless of its market price. A call option is considered "covered" if the Fund that is writing the option owns or has a right to immediately acquire the underlying security or contract.

    The Fund may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a call option on the same security or contract with has the same price and expiration date. As a result, the Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

    There are risks associated with writing covered call options. The Fund is required to pay brokerage fees in order to write covered call options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered call option.

    Covered Put Options.  The Fund may write ("sell") covered put
options   on  individual  stocks,  equity  indices  and   futures
contracts, including equity index futures contracts.

    A put option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the option price regardless of its market price. A put option is considered "covered" if the Fund which is writing the option owns or has a right to immediately acquire the underlying security or contract. The seller of a put option assumes the risk of the decrease of the value of the underlying security. If the underlying security decreases, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

    The Fund may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. As a result, the Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

    There are risks associated with writing covered put options. The Fund is required to pay brokerage fees in order to write covered put options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered put option.

    Dealer Options. Dealer Options are also known as Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The bank's creditworthiness and financial strength are judged by the Sub- Adviser and must be determined to be as good as the creditworthiness and strength of the banks to whom the Fund lends its portfolio securities.

    Puts and Calls. The Fund may buy options on individual stocks, equity indices and equity futures contracts. The Fund's purpose in buying these puts and calls is to protect itself against an adverse affect in changes of the general level of market prices in which the Fund operates. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

    (9) Rights and Warrants. The Fund may purchase rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

    (10) Securities Lending. The Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund's investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a seller defaults, the Fund may use the collateral to satisfy the loan. However, if the buyer defaults, the buyer may lose some rights to the collateral securing the loans of portfolio securities.

    (11) Segregated Accounts. The Fund will establish a segregated account with its Custodian after it has entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

    (12) Short Sales. The Fund may enter into short sales. The Fund enters into a short sale when it sells a security that it does not own. A broker retains the proceeds of the sales until the Fund replaces the sold security. The Fund arranges with the broker to borrow the security. The Fund must replace the security at its market price at the time of the replacement. As a result, the Fund may have to pay a premium to borrow the security and the Fund may, but will not necessarily, receive any interest on the proceeds of the sale. The Fund must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure the Fund's obligation to replace the security. The collateral is deposited with the broker. If the price of the security sold increases between the time of the sale and the time the Fund replaces the security, the Fund will incur a loss. If the price declines during that period, the Fund will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. The loss will be increased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. For tax planning reasons, the Fund may also engage in short sales with respect to a security that the Fund currently holds or has a right to acquire, commonly referred to as a "short against the box."

    (13) When-Issued Securities. The Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to the Fund until a settlement takes place. At the time the Fund makes a commitment to purchase securities on a when-issued basis, the Fund will record the transaction, reflect the daily value of the securities when determining the net asset value of the Fund, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the Transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

    To facilitate these transactions, the Fund will maintain a segregated account with the Custodian that will include cash, or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, the Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Fund to hedge against unanticipated changes in interest rates.

Diversification Requirements for the Fund

    The Fund intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Fundamental Investment Restrictions

    The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

    The Fund may not:

    (1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

    (2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

    (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

    (4)  Purchase or sell real estate, except that the  Fund  may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    (5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

    (6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

    (7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    (8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S.
Government or its agencies or instrumentalities).

    If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

    Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

Temporary Defensive Position

    The Fund may invest up to 100% of its assets in cash for temporary defensive purposes. This strategy may be inconsistent with the Fund's principal investment strategies and may be used in an attempt to respond to adverse market, economic, political or other conditions. During such a period, the Fund may not achieve its investment objective.

Portfolio Turnover

    Generally, the Fund purchases securities for investment purposes and not for short-term trading profits. However, the Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to the Fund.

    The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

          BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees and Officers of the Trust, their business addresses, principal occupations and dates of birth are listed below. The Board of Trustees provides broad supervision over the affairs of the Trust and the Fund. Unless otherwise noted, the address of the Trustees and Officers is the address of the Trust: 40 Richards Avenue, Norwalk, CT 06854.

JACK W. ABER - Trustee; Professor of Finance, Boston University School of Management since 1972. He has served as a Trustee of The Managers Funds since March 1999. His address is 595 Commonwealth Avenue, Boston, Massachusetts 02215. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner, Longboat Retirement Planning Solutions. From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining
Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of The Managers Funds since March 1999. His address is 380 Gulf of Mexico Drive, Longboat Key, Florida 34228. His date of birth is September 23, 1941.

SEAN   M.  HEALEY*  - Trustee;  President of Affiliated  Managers
Group, Inc. since October 1999. From April 1995 to October 1999, he was Executive Vice President of Affiliated Managers Group, Inc. From August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman,
Sachs & Co.,  the last  of which  was  as  Vice President.   His
address  is   Two  International  Place,  23rd   Floor,   Boston,
Massachusetts   02110.  He  has   served  as  a  Trustee  of The
Managers Funds since March 1999. His date of birth is May 9, 1961.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox Hamilton & Putnam since 1977. He has served as a Trustee of The Managers Funds since March 1999. His address is 1100 One Penn Center, Philadelphia, Pennsylvania 19103. His date of birth is September 23, 1945.

ERIC RAKOWSKI - Trustee; Professor, University of California at Berkeley School of Law since 1990. Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of The Managers Funds since March 1999. His address is 1535 Delaware Street, Berkeley, California 94703-1281. His date of birth is June 5, 1958.

PETER M. LEBOVITZ - President; President of The Managers Funds LLC. From September 1994 to April 1999, he was Managing Director of The Managers Funds, L.P. (the predecessor to The Managers Funds LLC). From June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital Management, Inc. From April 1989 to June 1993, he was Senior Vice President for Greenwich Asset Management, Inc. His date of birth is January 18, 1955.

DONALD S. RUMERY - Treasurer and Principal Accounting Officer; Chief Financial Officer of The Managers Funds LLC (formerly The Managers Funds, L.P.) since December 1994. From March 1990 to December 1994, he was a Vice President of Signature Financial Group. From August 1980 to March 1990, he held various positions with The Putnam Companies, the last of which was Vice President. His date of birth is May 29, 1958.

JOHN KINGSTON, III - Secretary; Vice President of Affiliated Managers Group, Inc. since March 1999. From June 1998 to
February 1999, he served in a general counseling capacity with Morgan Stanley Dean Witter Investment Management Inc. From September 1994 to May 1998 he was an Associate with Ropes and Gray. His date of birth is October 23, 1965.

PETER M. MCCABE - Assistant Treasurer; Portfolio Administrator of The Managers Funds LLC (formerly The Managers Funds, L.P.) since August 1995. From July 1994 to August 1995, he was a Portfolio Administrator at Oppenheimer Capital, L.P. His date of birth is September 8, 1972.

LAURA  A. DESALVO - Assistant Secretary; Legal/Compliance Officer
of  The  Managers Funds LLC (formerly The Managers  Funds,  L.P.)
since  September 1997.  From August 1994 to June 1997, she was  a
law student.  Her date of birth is November 10, 1970.
_______________________________________

1 Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.


Trustees' Compensation

     Compensation Table:

                                              Total Compensation
                                                   From the
                         Aggregate                Fund and the
Name of                  Compensation             Fund Complex
Trustee                 From the Fund(a)          Paid to Trustees(b)
-----------              ----------------        --------------------

Jack W. Aber                $4,000                  $24,000
William E. Chapman, II      $4,000                  $24,000
Sean M. Healey                none                    none
Edward K. Kaier             $4,000                  $24,000
Eric Rakowski               $4,000                  $24,000
----------------------------

[FN]
(a)  Compensation is estimated for the Fund's fiscal year  ending
     October 31, 2000. The Fund does not provide any pension or retirement benefits for the Trustees.

(b) Total compensation includes estimated compensation to be paid during the 12-month period ending October 31, 2000 for services as Trustees of The Managers Funds.

      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

     As of October 19, 1999, through its ownership of 100% of the shares of the Fund Affiliated Managers Group, Inc. ("AMG") "controlled" (within the meaning of the 1940 Act) the Fund. An entity or person which "controls" a particular Fund could have effective voting control over that Fund.

     No other person or entity owned shares of the Fund.

Management Ownership

     As  of  October  19, 1999, all management  personnel  (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Fund.


                     MANAGEMENT OF THE FUND

Investment Manager and Sub-Adviser

     The Trustees provide broad supervision over the operations and affairs of the Trust and the Fund. The Managers Funds LLC (the "Investment Manager") serves as investment manager to and distributor of the Fund. The Managers Funds LLC is a subsidiary of AMG, and AMG serves as the Managing Member of the LLC. AMG is located at Two International Place, 23rd Floor, Boston, Massachusetts 02110.

     The Investment Manager and its corporate predecessors have had over 20 years of experience in evaluating sub-advisers for individuals and institutional investors. As part of its services to the Fund under an investment management agreement with the Trust dated October 19, 1999 (the "Investment Management Agreement"), the Investment Manager also carries out the daily administration of the Trust and Fund. For its investment management services, the Investment Manager receives an investment management fee from the Fund. All or a portion of the investment management fee paid by the Fund to the Investment Manager is used to pay the advisory fees of Essex Investment Management Company, LLC, the sub-adviser which manages the assets of the Fund (the "Sub-Adviser" or "Essex"). The Investment Manager receives no additional compensation from the Fund for its administration services. Essex was selected by the Investment Manager, subject to the review and approval of the Trustees. Essex is the successor firm to Essex Investment Management Company, Inc. which was formed in 1976. AMG indirectly owns a majority interest in Essex. As of December 31, 1998, Essex's assets under management totaled approximately $5.6 billion. Essex's address is 125 High Street, Boston, MA 02110. Stephen D. Cutler, President, Joseph C. McNay, Chairman and Chief Investment Officer, and Daniel Beckham, Principal and Vice President, are the portfolio managers for the Fund.

     The Sub-Adviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies and restrictions. Generally, the services which the Sub-Adviser provides to the Fund are limited to asset management and related recordkeeping services. The Sub-Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

Compensation of Investment Manager and Sub-Adviser by the Fund

     As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as percentages of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory Agreement, the Investment Manager has agreed to pay the Sub-Adviser a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly. The fee paid to the Sub-Adviser is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

Fee Waivers and Expense Limitations

     The Investment Manager has contractually agreed, for a period of no less than eighteen (18) months, to limit total annual fund operating expenses to 1.10%, subject to later reimbursement by the Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point. See "Managers AMG Funds" in the Prospectus for further information.


     The Investment Manager has decided to waive all or a portion of its fees from the Fund or reimburse expenses to the Fund for a variety of reasons, including attempting to make the Fund's performance more competitive as compared to similar funds. The effect of the expense limitation in effect at the date of this Statement of Additional Information on the management fees which are expected to be payable by the Fund is reflected in the Expense Information located at the front of the Fund's Prospectus. In addition to any other waiver and/or reimbursement agreed to by the Investment Manager, Essex from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. Shareholders will be notified of any change in the management fees of the Fund on or about the time that such fees or expenses become effective.

Investment Management and Sub-Advisory Agreements

     The Managers Funds LLC serves as investment manager to the Fund under the Investment Management Agreement. The Investment Management Agreement permits the Investment Manager to from time to time engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into a sub-advisory agreement with Essex Investment Management Company, LLC, dated October 19, 1999 (the "Sub-Advisory Agreement").

     The Investment Management Agreement and the Sub-Advisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and the Sub-Advisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Sub-Advisory Agreement) by the Sub-Adviser on not more than 60 days' written notice to the other party and to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

     The   Investment  Management  Agreement  provides  that  the
Investment Manager is specifically responsible for:

     * developing and furnishing continuously an investment program and strategy for the Fund in compliance with the Fund's investment objective and policies as set forth in the Trust's current Registration Statement;

     * providing research and analysis relative to the investment program and investments of the Fund;

     * determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents; and

     *      making  changes  on  behalf  of  the  Trust  in   the
investments of the Fund.

     Under the Sub-Advisory Agreement, Essex is responsible for performing substantially these same advisory services for the Investment Manager and the Fund.

     The Investment Management Agreement also provides that the Investment Manager shall furnish the Fund with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

     The Fund pays all expenses not borne by its Investment Manager or Sub-Adviser including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust's independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-Adviser or their affiliates, other than affiliated registered investment companies.

     The Sub-Advisory Agreement requires the Sub-Adviser to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Sub-Adviser to acquire for the Fund a position in any investment which any of the Sub-Adviser's other clients may acquire. The Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

     Although the Sub-Adviser makes investment decisions for the Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Fund and another client of a Sub-Adviser are simultaneously engaged in the purchase or sale of the same security,  the  transactions  are, to  the  extent  feasible  and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Sub-Adviser. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by the Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Fund.

Reimbursement Agreement

     Under the Investment Management Agreement, the Investment Manager provides a variety of administrative services to the Fund and, under its distribution agreement with the Fund, the
Investment Manager provides a variety of shareholder and marketing services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

Code of Ethics

     The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the code of ethics of the Investment Manager (applicable to "access persons" of the Trust that are also employees of the Investment Manager) and the code of ethics of the Sub-Adviser (applicable to "access persons" of the Trust that are also employees of the Sub-Adviser). In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions also include a ban on trading securities based on information about the trading within a Fund.

Distribution Arrangements

     Under a distribution agreement between the Fund and The Managers Funds LLC dated October 19, 1999 (the "Distribution Agreement"), The Managers Funds LLC serves as distributor (the "Distributor") in connection with the offering of the Fund's shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The Distributor acts as agent in arranging for the sale of the Fund's shares without sales commission or other compensation.

     The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

Custodian

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 1776 Heritage Drive, North Quincy, Massachusetts, is the Custodian for the Fund. It is responsible for holding all cash assets and all portfolio securities of the Fund, releasing and delivering such securities as directed by the Fund, maintaining bank accounts in the names of the Fund, receiving for deposit into such accounts payments for shares of the Fund, collecting income and other payments due the Fund with respect to portfolio securities and paying out monies of the Fund. In addition, when the Fund trades in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant ("FCM"), the Fund will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon the Fund's default under the contract.

     The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

Transfer Agent

     Boston Financial Data Services, Inc., P.O. Box 8517, Boston,
Massachusetts  02266-8517, is the transfer agent  (the  "Transfer
Agent") for the Fund.

Independent Public Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent public accountant for the Fund. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of each of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.


            BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisory Agreement provides that the Sub-Adviser place all orders for the purchase and sale of securities which are held in the Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Sub-Adviser to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for the Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

      In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Sub-Adviser is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Sub-Adviser is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. The Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

     The Trustees will periodically review the total amount of commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund of using particular brokers or dealers. It is possible that certain of the services received by the Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

     The fees of the Sub-Adviser are not reduced by reason of their receipt of such brokerage and research services. Generally, the Sub-Adviser does not provide any services to the Fund except portfolio investment management and related record-keeping services.


           PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

     Investors may open accounts with the Fund through their financial planners or investment professionals, or by the Trust in limited circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients, other investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans. There are no charges by the Trust for being a customer for this purpose. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

     Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations who may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Fund may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations may receive compensation from the Trust's Investment Manager and/or the Sub-Adviser.

     Purchase orders received by the Fund before 4:00 p.m. New York Time, c/o Boston Financial Data Services, Inc. at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Orders received after 4:00 p.m. by certain processing organizations which have entered into special arrangements with the Investment Manager will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. Dollars on a U.S. bank.

     To ensure that checks are collected by the Trust, redemptions of shares which were purchased by check are not effected until the clearance of the check, which may take up to 15 days after the date of purchase unless arrangements are made with the Investment Manager. However, during this 15 day period, such shareholder may exchange such shares into any series of The Managers Funds. The 15 day holding period for redemptions would still apply to such exchanges.

     If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust Company will be accepted.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Redeeming Shares

     Any redemption orders received by the Trust before 4:00 p.m.
New York Time on any Business Day will receive the net asset value determined at the close of trading on the New York Stock
Exchange (the "NYSE") on that day.

     Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Fund will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

     If the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if a shareholder sends a check for the purchase of shares of the Fund and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

     An investor may exchange shares from the Fund into shares of any series of The Managers Funds without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the Fund's minimum investment amount. Shareholders should read the Prospectus of the series of The Managers Funds they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share. Since exchanges are purchases of a series of The Managers Funds and redemptions of the Fund, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Settlement on the shares of any series of The Managers Funds will occur when the proceeds from redemption become available. The
Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value

     The Fund computes its Net Asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

     The net asset value of the Fund is equal to the value of the Fund (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Dividends and Distributions

     The Fund declares and pays dividends and distributions as described in the Prospectus.

     If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Distribution Plan

     The Trust has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Fund are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of shares, either directly or through other persons with which the Trust has entered into greements pursuant to the Distribution Plan. Under the Distribution Plan, the Board of Trustees may authorize payments which may not exceed on an annual basis 0.25% of the average annual net assets of the Fund. The Trustees have not authorized the payment of any fees to date.

                      CERTAIN TAX MATTERS

Federal Income Taxation of Fund-in General

     The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders  as  ordinary income to the  extent  of  the  Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its net capital gain income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments

     Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Taxation of Shareholders

     General. Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

Foreign Shareholders

     Dividends of net investment income and distribution of realized net short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

     In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of the Fund's shares unless IRS Form W-8 is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

State and Local Taxes

     The Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Fund.

Other Taxation

     The Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


                        PERFORMANCE DATA

     From time to time, the Fund may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Fund. Since the Fund commenced operations on November 1, 1999, there is no current performance information for the Fund.

Total Return

     The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                       P (1 + T) N = ERV

In  the  above  formula, P = a hypothetical  initial  payment  of
$1,000

T = average annual total return
N = number of years
ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

     The figure is then annualized. The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period

Performance Comparisons

     The Fund may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper") and Morningstar, Inc., ("Morningstar") . Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Fund's performance may also be compared to the performance of various unmanaged indices such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Composite Stock Price Index or the Dow Jones Industrial Average.

Massachusetts Business Trust

     The Fund is a series of a "Massachusetts business trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions,
(i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

     The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     The  Trust shall continue without limitation of time subject
to   the  provisions  in  the  Declaration  of  Trust  concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest.
See "Massachusetts Business Trust" above.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

     The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

     Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Fund having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees have authorized the issuance and sale to the public of shares of one series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

Additional Information

     This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

     Statements contained in the Statement of Additional Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                Report of Independent Accountants



To   the  Board  of  Trustees  of  Managers  AMG  Funds  and  the
Shareholder of Essex Aggressive Growth Fund:


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Managers AMG Funds -- Essex Aggressive Growth Fund (the "Fund") at October 15, 1999, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
October 19, 1999

MANAGERS AMG FUNDS
STATEMENT OF ASSETS AND LIABILITIES                ESSEX AGGRESSIVE
OCTOBER 15, 1999                                       GROWTH FUND

Assets:
Cash                                                          $ 100,000
          Total assets                                          100,000

Paid-in Capital (Applicable to 10,000 shares issued and         100,000
 outstanding with $0.001 par value; unlimited shares authorized)
          Net Assets                                          $ 100,000


MANAGERS AMG FUNDS - ESSEX AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENT

(1)  ORGANIZATION

The Essex Aggressive Growth Fund ( the "Fund") is the initial series of Managers AMG Funds (the "Trust"), a Massachusetts business trust organized on June 18, 1999. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company. The Fund has had no operations to date, other than the sale to Affiliated Managers Group, Inc. ("AMG") of 10,000 shares of the Fund on October 15, 1999.

The costs incurred and to be incurred in connection with the organization of the Trust and the registration and initial offering of shares of the Fund, including legal expenses, will be borne by AMG. These costs will not be subject to reimbursement by the Fund.

(2)  INVESTMENT ADVISORY AND DISTRIBUTION SERVICES

Under the terms of an Investment Management Agreement (the "Agreement"), the Fund is obligated to pay The Managers Funds LLC (the "Manager") an annualized management fee of 1.00% of the average daily net assets of the Fund. Pursuant to the Agreement, the Manager has agreed, for a period of no less than eighteen
(18) months, to waive fees and pay or reimburse the Fund to the extent total expenses of the Fund exceed 1.10%. The Fund is obligated to repay the Manager such amounts waived, paid or reimbursed in future years, if any, when the Fund's expenses fall below such rate, provided that this occurs within 3 years after the waiver or reimbursement. The repayment to the Manager is subject to the further obligation that such repayment would not cause the Fund's expenses in any such future year to exceed 1.10%.

The Trust, on behalf of the Fund, has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Board of Trustees may authorize payments at an annual rate of up to 0.25% of the Fund's average daily net assets. The Plan provides that such payments will be used to pay for the marketing of shares of the Fund. The Board of Trustees has not authorized the payment of any fees to date under the Plan.

                                  PART C
                     To the Registration Statement of
                     Managers AMG Funds (the "Trust")

ITEM 23.  EXHIBITS.

EXHIBIT NO.              DESCRIPTION
------------             -----------

     a.1  Master Trust Agreement dated June 18, 1999.(i)


     a.2 Amendment No. 1 to Master Trust Agreement changing the name of the "Essex Growth Fund" to "Essex Aggressive Growth Fund," filed via EDGAR herewith.


     a.3 Amendment No. 2 to Master Trust Agreement changing the name of the Trust to "Managers AMG Funds," filed via EDGAR herewith.

     b.   By-Laws of the Trust dated June 18, 1999.(i)

     c.   Sections 4.2(d), 4.2(e), 4.2(f), 4.2(i), 4.2(j), 4.2(k), 4.2(m),
          4.6, 6.3, 6.5, 6.6, 7.1, 7.2 and 7.3 and Article V of the Master
          Trust Agreement are included in Exhibit a.(i)

     d.1 Investment Management Agreement between the Registrant and The Managers Funds LLC with respect to the Essex Aggressive Growth Fund, dated as of October 19, 1999, filed via EDGAR herewith.


     d.2  Sub-Advisory Agreement between The Managers Funds LLC and
          Essex Investment Management Company, LLC with respect to the Essex Aggressive Growth Fund, dated as of October 19, 1999, filed via EDGAR herewith.


     e. Distribution Agreement between the Registrant and The Managers Funds LLC, dated as of October 19, 1999, filed via EDGAR herewith.

     f.   Not applicable.

     g. Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company, filed via EDGAR herewith.


     h. Form of Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., filed via EDGAR herewith.

     i. Opinion and Consent of Goodwin, Procter & Hoar LLP with respect to the Essex Aggressive Growth Fund, filed via EDGAR herewith.


     j.1  Consent of PricewaterhouseCoopers LLP, filed via EDGAR herewith.


     j.2  Opinion and Consent of Deloitte & Touche LLP, filed via
          EDGAR herewith.

     k.   Not Applicable.

     l.   Not Applicable.

     m. Plan of Distribution Pursuant to Rule 12b-1, dated as of October 15, 1999, filed via EDGAR herewith.

     n.   Not applicable.

     o.   Not applicable.

     p.   Power of Attorney dated September 9, 1999.(ii)

----------------------------

(i) Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed August 6, 1999), under the same exhibit number.


(ii) Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed September 23, 1999), under the same exhibit number.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

ITEM 25.  INDEMNIFICATION.

          Under Article VI of the Registrant's Master Trust Agreement, any present or former Trustee, Officer, agent or employee or person serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines or penalties and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any proceeding by or in the name of the Registrant or any shareholder in his capacity as such if: (i) a favorable final decision on the merits is made by a court or administrative body; or (ii) a reasonable determination is made by a vote of the majority of a quorum of disinterested Trustees or by independent legal counsel that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his office ("Disabling Conduct"); or
(iii) a determination is made to indemnify the Covered Person under procedures approved by the Board of Trustees which in the opinion of independent legal counsel are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act"). Said Article VI further provides that the Registrant shall indemnify any Covered Person against any such liabilities and expenses incurred in connection with the defense or disposition of any other type of proceeding except with respect to any matter as to which the Covered Person shall have engaged in Disabling Conduct or shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Registrant.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          The Managers Funds LLC, a registered investment adviser, serves as investment adviser to the Essex Aggressive Growth Fund. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG") and AMG serves as its Managing Member. The Managers Funds LLC serves exclusively as an investment adviser to investment companies registered under the 1940 Act. The business and other connections of the officers and directors of The Managers Funds LLC, are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-56365.

          Essex Investment Management Company, LLC ("Essex') serves as sub-adviser to the Essex Aggressive Growth Fund. AMG owns a majority interest in Essex. Essex is the successor firm to Essex Investment Management Company, Inc., which was formed in 1976. The business and other connections of the officers and directors of Essex are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-12548.

ITEM 27.       PRINCIPAL UNDERWRITERS.

          (a) The Managers Funds LLC acts as principal underwriter for the Registrant. The Managers Funds LLC also acts as principal underwriter for The Managers Funds.

          (b) The following information relates to the directors, officers and partners of The Managers Funds LLC:

     The business and other connections of the officers and directors of The Managers Funds LLC are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-56365.

          (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          The accounts and records of the Registrant are maintained at the offices of the Registrant at 40 Richards Avenue, Norwalk,
Connecticut 06854 and at the offices of the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106 and 1776 Heritage Drive, North Quincy, Massachusetts 01171 and at the offices of the Transfer Agent, Boston Financial Data Services, Inc. 1776 Heritage Drive, North Quincy, Massachusetts 01171.

ITEM 29.  MANAGEMENT SERVICES.

          There are no management-related service contracts other than the Investment Management Agreement relating to management services described in Parts A and B.

ITEM 30.  UNDERTAKINGS.

          Not applicable.

                           SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Boston and Commonwealth of Massachusetts on the 21st day of October, 1999.


                                    MANAGERS AMG FUNDS


                                        By:/s/John Kingston, III
                                       	   ---------------------
                                              John Kingston, III
                                              Secretary


     Signature              Capacity                       Date
     ---------              ---------                      -----
Jack W. Aber*                Trustee                   October 21, 1999
------------
Jack W. Aber


William E. Chapman, II*      Trustee                  October 21, 1999
----------------------
William E. Chapman, II


Sean M. Healey*              Trustee                  October 21, 1999
--------------
Sean M. Healey


Edward J. Kaier*             Trustee                  October 21, 1999
---------------
Edward J. Kaier


Eric Rakowski*               Trustee                  October 21, 1999
-------------
Eric Rakowski


Peter Lebovitz*              President and
--------------               Principal                October 21, 1999
Peter Lebovitz               Executive Officer


/s/Donald Rumery             Treasurer, Principal
----------------             Financial Officer        October 21, 1999
Donald Rumery                and Principal
                             Accounting Officer


By:/s/John Kingston, III
------------------------
*John Kingston, III pursuant to power of attorney filed herewith.

Exhibit a.2
------------

                     THE MANAGERS AMG FUNDS

           AMENDMENT NO. 1 TO MASTER TRUST AGREEMENT


     AMENDMENT NO. 1 to the Master Trust Agreement of
THE MANAGERS AMG FUNDS, dated June 18, 1999, made at Boston,
Massachusetts this 9th day of September, 1999 by the sole Trustee hereunder.

     WHEREAS, Section 7.3 of the Master Trust Agreement dated June 18, 1999 (the "Agreement") of THE MANAGERS AMG FUNDS (the "Trust") provides that the Agreement may be amended at any time, so long as such amendment does not materially adversely affect the rights of any shareholder of the Trust and so long as such amendment is not in contravention of applicable law, including the Investment Company Act of 1940, as amended, by an instrument in writing signed by a majority of the Trustees of the Trust; and

     WHEREAS, the sole Trustee desires to amend the Agreement to change the name of the "Essex Growth Fund" to "Essex Aggressive
Growth Fund".

     NOW, THEREFORE, the undersigned, being the sole Trustee of the Trust, does hereby state:

1. The first sentence of the first paragraph of Section 4.2 of the Agreement is hereby amended in its entirety to read as follows:

     Section 4.2 Establishment and Designation of Sub-Trusts and Classes. Without limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate one (1) Sub-Trust: Essex Aggressive Growth Fund, which shall have a single class of shares.

     IN WITNESS WHEREOF, the undersigned hereunto has set his hand in the City of Boston, Commonwealth of Massachusetts, for himself and his assigns, as of the 9th day of September, 1999.



                                         /s/ Sean M. Healey
                                   						------------------
                                        Sean M. Healey, as Trustee

Exhibit a.3
------------

                      THE MANAGERS AMG FUNDS

             Amendment No. 2 to Master Trust Agreement

             CERTIFICATE AND INSTRUMENT OF AMENDMENT


     The undersigned, Secretary of The Managers AMG Funds (the "Trust"), does hereby certify that pursuant to Article VII, Section
7.3 of the Master Trust Agreement of the Trust dated June 18, 1999, the following resolutions were duly adopted by written consent dated October 14, 1999 of a majority of the Trustees of the Trust.

     RESOLVED: That Section 1.1 of the Master Trust Agreement of the Trust dated June 18, 1999 be and hereby is amended to change the name of the Trust by deleting the first sentence of said Section 1.1 in its entirety and substituting therefor the following:

                    "Section 1.1   Name and Principal Office.
               This Trust shall be known as "Managers AMG
               Funds" and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine."


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of October, 1999.


                                         /s/ John Kingston, III
                             						     -----------------------
						                                   	John Kingston, III
                                          Secretary



COMMONWEALTH OF MASSACHUSETTS      )
                                   )  ss
COUNTY OF SUFFOLK                  )

     Then personally appeared the above-named John Kingston, III and acknowledged this instrument to be his free act and deed this 18th day of October, 1999.


                                   /s/ Ellen Lindsey
                             						-------------------
                                   Notary Public
                                   My Commission Expires: 8/02/02

Exhibit d.1
-------------


                 INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made as of the 19th day of October, 1999 between THE MANAGERS FUNDS LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business in Norwalk, Connecticut (the "Adviser"), and MANAGERS AMG FUNDS, a Massachusetts business trust having its principal place of business in Norwalk, Connecticut (the "Trust").

     WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust proposes to engage in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");
and

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust intends to initially offer shares in one series, the Essex Aggressive Growth Fund, such series (the "Initial Fund"), together with all other series subsequently established by the Trust with respect to which the Adviser renders management and investment advisory services pursuant to the terms of this Agreement, being herein collectively referred to as the "Funds" and individually as a "Fund".

     NOW THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

     1.   APPOINTMENT OF ADVISER.

          (a) Initial Fund. The Trust hereby appoints the Adviser to act as manager and investment adviser to the Initial Fund for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          (b) Additional Funds. In the event that the Trust establishes one or more series of shares other than the Initial Fund with respect to which it desires to retain the Adviser to render management and investment advisory services hereunder, it shall so notify the Adviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Adviser is willing to render such services on the terms provided for herein, it shall so notify the Trust in writing, whereupon such series of shares shall become a Fund hereunder.


     2. DUTIES OF ADVISER. The Adviser, at its own expense, shall furnish the following services and facilities to the Trust:

          (a) Investment Program. The Adviser shall, subject to the provisions of paragraph 11 hereof, (i) develop and furnish continuously an investment program and strategy for each Fund in compliance with that Fund's investment objective and policies as set forth in the Trust's current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of each Fund, (iii) determine (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of each Fund.

          (b) Administration. The Adviser shall also manage, supervise and conduct the other affairs and business of the Trust and each Fund thereof and all matters incidental thereto, subject always to the control of the Board of Trustees of the Trust and to the provisions of the Trust's Master Trust Agreement and By-laws, as amended, and the 1940 Act.

          In connection therewith, the Adviser shall:

               (i)  furnish to the Trust necessary assistance in:

                    (A)  the preparation of all reports now or
hereafter required by federal or other laws; and

                    (B)  the preparation of prospectuses,
registration statements and amendments thereto that may be required by federal or other laws or by the rules or regulations of any duly authorized commission or administrative body.

               (ii) furnish to the Trust office space in the offices of the Adviser, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service.

               (iii) furnish to the Trust all executive and administrative personnel necessary for managing the affairs of the Trust, including personnel to perform clerical, bookkeeping, accounting and other office functions. These services are exclusive of the necessary records or services, including shareholder services and fund accounting services, of any dividend disbursing agent, transfer agent, registrar or custodian. The Adviser shall compensate all personnel, officers, and directors of the Trust if such persons are also employees of the Adviser or its affiliates.

               (iv) arrange for providing and maintaining a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued against larceny and embezzlement covering each officer and employee of the Trust, the Adviser and/or any sub-adviser who may singly or jointly with others have access to funds or securities of the Trust, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds. The bond shall be in such reasonable amount as a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, shall determine, with due consideration to the aggregate assets of the Trust to which any such officer or employee may have access. The premium, or portion thereof pursuant to an agreement among the insured parties in the case of a joint insured bond, for the bond shall be payable by the Trust in accordance with paragraph 3(17).

     3. ALLOCATION OF EXPENSES. Except for the services or facilities to be provided by the Adviser set forth in Paragraph 2 above, the Trust assumes and shall pay all expenses for all other Trust operations and activities and shall reimburse the Adviser for any such expense incurred by the Adviser (it being understood that the Trust shall allocate such expenses between or among the Funds to the extent contemplated by its Master Trust Agreement). The expenses to be borne by the Trust shall include, without limitation:

          (1) all expenses of organizing the Trust or forming any series thereof, to the extent now or hereafter permitted under generally accepted accounting principles applicable to registered investment companies;

          (2) all expenses (including information, materials and services other than services of the Adviser) of preparing, printing and mailing all annual, semiannual and periodic reports, proxy materials and other communications (including registration statements, prospectuses and amendments and revisions thereto) furnished to existing shareholders of the Trust and/or regulatory authorities;

          (3) fees involved in registering and maintaining registration of the Trust and its shares with the Securities and Exchange Commission and state regulatory authorities;

          (4) any other registration, filing or other fees in connection with requirements of regulatory authorities;

          (5) expenses, including the cost of printing of certificates, relating to the issuance of shares of the Trust;

          (6) to the extent not paid by the Trust's distributor, the expenses of maintaining a shareholder account and furnishing, or causing to be furnished, to each shareholder a statement of his account, including the expense of mailing;

          (7) taxes and fees payable by the Trust to federal, state or other governmental agencies;

          (8) expenses related to the redemption of its shares, including expenses attributable to any program of periodic redemption;

          (9) all issue and transfer taxes, brokers' commissions and other costs chargeable to the Trust in connection with securities transactions to which the Trust is a party, including any portion of such commissions attributable to research and brokerage services as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended from time to time (the "1934 Act");

          (10) the charges and expenses of the custodian appointed by the Trust, or any depository utilized by such custodian, for the safekeeping of its property;

          (11) charges and expenses of any shareholder servicing agents, transfer agents and registrars appointed by the Trust, including costs of servicing shareholder investment accounts;

          (12) charges and expenses of independent accountants retained by the Trust;

          (13) fees and expenses for legal services in connection with the affairs of the Trust, including reasonable fees charged and expenses incurred by the Adviser, if any, for performing such legal services for the Trust;

          (14) compensation and expenses of Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act);

          (15) expenses of shareholders' and Trustees' meetings;

          (16) membership dues in, and assessments of, the Investment Company Institute or similar organizations;

          (17) insurance premiums on fidelity, errors and omissions and other coverages;

          (18) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule
12b-1 of the 1940 Act;

          (19) such other non-recurring expenses of the Trust as may arise, including expenses of actions, suits, or proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify its Trustees or shareholders with respect thereto;

          (20) fees and expenses incurred in connection with registering and qualifying the Trust's shares with federal and state regulatory authorities, including reasonable fees charged and expenses incurred by the Adviser, if any, for performing such services for the Trust; and

          (21) fees and expenses for fund accounting services, including reasonable fees charged and expenses incurred by the Adviser, if any, for performing such fund accounting services for the Trust.

     4. FEES. For the services and facilities to be provided by the Adviser as set forth in Paragraph 2 hereof, the Trust shall pay to the Adviser an annual fee as set forth on Schedule A to this Agreement.

     In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

     5. EXPENSE LIMITATION. The Adviser agrees that if the total expenses of any Fund (exclusive of interest, taxes, brokerage expenses, distribution expenses, extraordinary items and any other items allowed to be excluded by applicable state law) for any fiscal year of the Trust exceed the lowest expense limitation imposed in any jurisdiction in which that Fund is then making sales of its shares or in which its shares are then qualified for sale, the Adviser will pay or reimburse such Fund for that excess up to the amount of its advisory fee payable with respect to that Fund during that fiscal year. The amount of the monthly advisory fee payable under Paragraph 4 hereof shall be reduced to the extent that the monthly expenses of that Fund, on an annualized basis, would exceed the foregoing limitation. At the end of each fiscal year of the Trust, if the aggregate annual expenses chargeable to any Fund for that year exceed the foregoing limitation based upon the average of the monthly average net asset value of that Fund for the year, the Adviser will promptly reimburse that Fund for the amount of such excess to the extent not already reimbursed by reduction of the monthly advisory fee. In the event that such expenses are within the foregoing limitation, the Trust shall be obligated to pay the Adviser excess amounts previously withheld from the advisory fee during that fiscal year, provided that the amount of such payment would not exceed the foregoing limitation.

     In the event that this Agreement (i) is terminated with respect to any one or more Funds as of a date other than the last day of the fiscal year of the Trust or (ii) commences with respect to one or more Funds as of a date other than the first day of the fiscal year of the Trust, then the expenses of such Fund or Funds shall be annualized and the Adviser shall pay to, or receive from, the applicable Fund or Funds a pro rata portion of the amount that the Adviser would have been required to pay or would have received, if any, had this Agreement remained in effect with respect to such Fund or Funds for the full fiscal year.

     6. PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the assets of the Trust, the Adviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Trust. In executing portfolio transactions and selecting brokers or dealers, if any, the Adviser will use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to any Fund of the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. With the prior approval of the Trustees, the Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. Such prior approval may be obtained from the Trustees with respect to the Adviser's investment program and need not be obtained on a transaction-by-transaction basis.

     7. RELATIONS WITH TRUST. Subject to and in accordance with the Master Trust Agreement and By-laws of the Trust and the Limited Liability Company Agreement and By-laws of the Adviser, it is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of the Adviser (or any successor) are or may be interested in the Trust as Trustees, officers, shareholders or otherwise, that the Adviser (or any such successor thereof) is or may be interested in the Trust as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Master Trust Agreement, Limited Liability Company Agreement and By-laws.

     8. LIABILITY OF ADVISER. Neither the Adviser nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or [gross negligence] in the performance of his duties or the reckless disregard of his obligations and duties.

     9.   DURATION AND TERMINATION OF THIS AGREEMENT.

          (a) Duration. This Agreement shall become effective with respect to the Initial Fund on the date hereof and, with respect to any additional Fund, on the date of receipt by the Trust of notice from the Adviser in accordance with paragraph 1(b) hereof that the Adviser is willing to serve as Adviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the Initial Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and
(b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing provisions of this
Section 9(a), the continuance of this Agreement with respect to the Initial Fund or any additional Fund is subject to the approval of this Agreement by a majority of the outstanding voting securities of that Fund at the first meeting of shareholders after this Agreement becomes effective with respect to that Fund.

          (b) Amendment. Any amendment to this Agreement shall become effective with respect to a Fund upon approval of the Adviser and a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund.

          (c) Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case on sixty (60) days' prior written notice to the other party.

          (d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

          (e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

     10. SERVICES NOT EXCLUSIVE. The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     11. SUBCONTRACTORS. The Trust hereby agrees that the Adviser may subcontract for the performance of any of the services contemplated to be rendered by the Adviser to any Fund hereunder.

     12. LIMITATION OF LIABILITY. The term "Managers AMG Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Trust dated June 18, 1999 as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Master Trust Agreement. The execution and delivery of this Agreement has been authorized by the Trustees and the initial shareholder of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Master Trust Agreement.

     13. RESERVATION OF NAME. The parties hereby acknowledge that The Managers Funds LLC has reserved the right to grant the nonexclusive use of the name "Managers" or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Managers". The name "Managers" will continue to be used by the Trust so long as such use is mutually agreeable to The Managers Funds LLC and the Trust.

     14.  MISCELLANEOUS.

          (a) Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

          (b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

          (c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

                              MANAGERS AMG FUNDS


                              By:/s/Peter M. Lebovitz
                                 ---------------------
                                 Name:Peter M. Lebovitz
                                 Title:President



                              THE MANAGERS FUNDS LLC


                              By:/s/Donald S. Rumery
                                 -------------------
                                 Name: Donald S. Rumery
                                 Title:Chief Financial Officer

                           SCHEDULE A

ESSEX AGGRESSIVE GROWTH FUND
--------------------------------

Advisory Fees pursuant to Section 2(a)
---------------------------------------


     The Trust shall pay to the Adviser an annual gross investment advisory fee equal to 1.00% of the average daily net assets of the Essex Aggressive Growth Fund; provided, however, that the Adviser agrees, for a period of not less than eighteen
(18) months, to waive its advisory fee and pay or reimburse the Trust for expenses of the Fund to the extent total expenses of the Fund would otherwise exceed 1.10% of the Fund's average daily net assets. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.


     In addition to the foregoing waiver, payment or reimbursement (if any), the Adviser may from time to time voluntarily waive all or a portion of the advisory fee payable with respect to the Essex Aggressive Growth Fund and/or pay or reimburse the Trust for expenses of the Fund. In addition to any amounts otherwise payable to the Adviser as an advisory fee for current services under the Investment Management Agreement, the Trust shall be obligated to pay the Adviser all amounts previously waived, paid or reimbursed by the Adviser with respect to the Essex Aggressive Growth Fund, provided that the amount of such additional payment in any year, together with all other expenses of the Essex Aggressive Growth Fund, in the aggregate, would not cause the Essex Aggressive Growth Fund's expense ratio in such year to exceed 1.10% of the average daily net assets of the Essex Aggressive Growth Fund and provided further that no additional payments shall be made with respect to amounts waived, paid or reimbursed more than three (3) years prior to the date the Fund accrues a liability with respect to such additional payment.

Administration Fees Pursuant to Section 2(b)
--------------------------------------------
     None.

Exhibit d.2
-------------


                     SUB-ADVISORY AGREEMENT


     AGREEMENT made as of the 19th day of October, 1999, between THE MANAGERS FUNDS LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in Norwalk, Connecticut (the "Adviser") and ESSEX INVESTMENT MANAGEMENT COMPANY, LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business at 125 High Street, Boston, MA 02110 (the "Sub-Adviser").

     WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

     WHEREAS, MANAGERS AMG FUNDS, a Massachusetts business trust (the "Trust"), proposes to engage in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust currently intends to offer shares in one series, the Essex Aggressive Growth Fund, such series together with all other series subsequently established by the Trust with respect to which the Sub-Adviser renders management and investment advisory services pursuant to the terms of this Agreement, being herein collectively referred to as the "Funds" and individually as a "Fund"; and

     WHEREAS, pursuant to the Investment Management Agreement, as of even date herewith, between the Trust and the Adviser (the
"Advisory Agreement"), the Adviser is required to perform investment advisory services for the Funds.

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

     1.   APPOINTMENT OF SUB-ADVISER.

               (a) Essex Aggressive Growth Fund. The Adviser hereby employs the Sub-Adviser to provide investment advisory services to the Essex Aggressive Growth Fund for the period and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

               (b) Additional Funds. In the event that the Trust establishes one or more series of shares other than the Essex Aggressive Growth Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory services hereunder, the Adviser shall so notify the Sub-Adviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Sub-Adviser is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.

     2.   DUTIES OF ADVISER AND SUB-ADVISER.

          (i) Delivery of Documents. The Adviser has furnished the Sub-Adviser with true copies of each of the following:

               (a) The Trust's Master Trust Agreement, as filed with the Secretary of State of the Commonwealth of Massachusetts and all amendments and supplements thereto (such Master Trust Agreement, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the "Declaration");

               (b)  The Trust's By-Laws and amendments and
          supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the "By-Laws");

               (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and Sub-Adviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of each Fund;

               (d)  The Trust's Notification of Registration on
          Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on August 6, 1999 and all amendments thereto;

               (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933 as amended (the "1933 Act") and the 1940 Act (File Nos. 333-84639 and 811-9521) as filed with the Securities and Exchange Commission on August 6, 1999, and all amendments thereto (the "Registration Statement");

               (f) The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called the "Prospectus") of each Fund;

               (g) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the each Fund;
          and

               (h) Copies of the executed Advisory Agreement between the Trust and the Adviser relating to each Fund.

               The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (e), (f), (g) and (h) to the extent such amendments or supplements relate to or affect the obligations of the Sub-Adviser hereunder with respect to the Essex Aggressive Growth Fund or any other series of the Trust that hereafter becomes a Fund hereunder.

          (ii) The Sub-Adviser, at its own expense, shall furnish the following services to the Trust:

               (a)  Investment Program.  The Sub-Adviser is
          hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Funds as set forth in the Trust's current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for each Fund in compliance with that Fund's investment objective and policies as set forth in the Trust's current Registration Statement,
          (ii) provide research and analysis relative to the investment program and investments of each Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of each Fund. In accordance with paragraph 2(ii)(b), the Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for each Fund's account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Sub-Adviser will make its officers and employees available to meet with the Adviser's officers and directors on due notice at reasonable times to review the investments and investment program of each Fund in the light of current and prospective economic and market conditions.

               In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any Fund.

               (b) Portfolio Transactions. In connection with the management of the investment and reinvestment of each Fund, the Sub-Adviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

               In executing portfolio transactions and selecting brokers or dealers, if any, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser with respect to the Essex Aggressive Growth Fund and/or other accounts over which the Sub-Adviser exercises investment discretion. The Sub-Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.


               The Sub-Adviser may buy securities for a Fund at the same time it is selling such securities for another client account and may sell securities for a Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between a Fund and such other account if it deems this to be advantageous. The Sub-Adviser also may cause a Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

               On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the subject Fund and to such clients.

               The Sub-Adviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Sub-Adviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Sub-Adviser giving proper instructions to the custodian, the Sub-Adviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

               The Sub-Adviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

               Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Funds may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Sub-Adviser shall not be liable to the Essex Aggressive Growth Fund for so acting. In addition, the Sub-Adviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an "affiliated person" of the Sub-Adviser (as that term is defined in the Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser and in no event shall the Sub-Adviser direct portfolio transactions on behalf of the Fund to any broker/dealer in recognition of sales of shares of any investment company or receipt of research or other service without prior written approval of the Adviser. The Adviser agrees that it will provide the Sub-Adviser with a list of brokers and dealers that are "affiliated persons" of the Funds.

               (c) Reports. The Sub-Adviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Sub-Adviser set forth herein.

     3.   SUB-ADVISORY FEE.

     For the services to be provided by the Sub-Adviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Sub-Adviser an annual fee as set forth on Schedule A to this Agreement.

     In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed during the average daily net assets of such Fund for the days during which it is in effect.

     4.   EXPENSES.

     During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. The Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which any Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with the securities transactions to which any Fund is a party.

     5.   COMPLIANCE WITH APPLICABLE REGULATIONS.

     In performing its duties hereunder, the Sub-Adviser

          (i) shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

          (ii) acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and that the Sub-Adviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

          (iii) agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request all in accordance with Rule 31a-3 under the 1940 Act.

     6.   LIABILITY OF SUB-ADVISER; INDEMNIFICATION.

     Neither the Sub-Adviser nor the officers, directors, employees, agents, or legal representatives (collectively, "Related Persons") of the Sub-Adviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Sub-Adviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Sub-Adviser's obligations and duties (each of which is hereby referred to as a "Culpable Act") under this Agreement.

     Neither the Sub-Adviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Sub-Adviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Sub-Adviser or its Related Persons.

     The Adviser shall indemnify the Sub-Adviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, "Damages") arising directly or indirectly out of or in connection with the performance of services by the Sub-Adviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

     The Sub-Adviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Sub-Adviser or any of its Related Persons.

     7.   REPRESENTATIONS AND WARRANTIES.

          (a) Adviser. The Adviser represents and warrants to the Sub-Adviser that (i) the retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).


          (b) Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser that (i) the retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; and
(iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

     8.   DURATION AND TERMINATION OF THIS AGREEMENT.

          (a) Duration. This Agreement shall become effective with respect to the Essex Aggressive Growth Fund on the date hereof and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Sub-Adviser in accordance with Paragraph 1(b) hereof that the Sub-Adviser is willing to serve as Sub-Adviser with respect to such Fund.
Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the Essex Aggressive Growth Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities of the Trust.

          (c) Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or (iii) by the Sub-Adviser, in each case on sixty (60) days' prior written notice to the other party. Upon the effective date of termination of this Agreement, the Sub-Adviser shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor sub-adviser, or (ii) to the Adviser.

          (d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

          (e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

     9.   SERVICES NOT EXCLUSIVE.

     The services of the Sub-Adviser to the Adviser in connection with the Funds hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Sub-Adviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Sub-Adviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

     10.  RESERVATION OF NAME.

          (a) The parties hereby acknowledge that Essex Investment Management Company, LLC has reserved the right to grant the nonexclusive use of the name "Essex" or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Essex." The name "Essex" will continue to be used by the Trust so long as such use is mutually agreeable to Essex Investment Management Company, LLC and the Trust. The Adviser and the Trust acknowledge that the Trust shall cease using the name "Essex" as a part of the Fund's name and that the Adviser, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Sub-Adviser does not expressly consent in writing to such use of the name "Essex." Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Sub-Adviser, shall be the property of the Sub-Adviser and shall be subject to the same terms and conditions.


          (b) The parties hereby acknowledge that The Managers Funds LLC has reserved the right to grant the nonexclusive use of the name "Managers" or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Managers." The name "Managers" will continue to be used by the Trust so long as such use is mutually agreeable to The
Managers Funds LLC and the Trust.   Essex and the Trust
acknowledge that the Trust shall cease using the name "Managers" as a part of the Trust's name and that Essex, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name "Managers." Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

     11.  MISCELLANEOUS.

          (a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

          The Adviser:   The Managers Funds LLC
                         40 Richards Avenue
                         Norwalk, Connecticut  06854
                         Facsimile No.: 203-857-5316
                         Attention:  Peter Lebovitz


          Sub-Adviser:   Essex Investment Management Company, LLC
                         125 High Street
                         Boston, MA  02110
                         Facsimile No.: 617-342-3392
                         Attention:  Christopher McConnell

          (b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

          (c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

          (d) Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (e) Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the Investment Company Act of 1940, as amended, when applicable.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the date first set forth above.


                              THE MANAGERS FUNDS LLC


                              By:/s/Donald S. Rumery
                                 --------------------
                                 Name: Donald S. Rumery
                                 Title:Chief Financial Officer

                              ESSEX INVESTMENT MANAGEMENT
                              COMPANY, LLC


                              By:/s/Christopher P. McConnell
                                 ---------------------------
                                 Name: Christopher P. McConnell
                                 Title:Chief Financial Officer


     Acknowledged and agreed to as of the date first set forth above with respect to the Trust's obligations under Paragraph 10 of this Agreement.



                              MANAGERS AMG FUNDS


                              By:/s/Peter M. Lebovitz
                                 --------------------
                                 Name: Peter M. Lebovitz
                                 Title:President

                           SCHEDULE A

Essex Aggressive Growth Fund
------------------------------

     The Adviser shall pay to the Sub-Adviser an annual gross investment sub-advisory fee equal to 1.00% of the average daily net assets of the Essex Aggressive Growth Fund. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

     The Sub-Adviser may voluntarily waive all or a portion of the sub-advisory fee payable from time to time hereunder. The Adviser agrees that, during any period in which the Sub-Adviser has voluntarily waived all or a portion of the sub-advisory fee hereunder, if requested by the Sub-Adviser, the Adviser will waive an equal amount (or such lesser amount as the Sub-Adviser may request) of the advisory fee payable by the Trust to the Adviser with respect to the Fund under the Advisory Agreement.

   The Sub-Adviser agrees that, during any period in which the Adviser has waived all or a portion of the advisory fee payable by the Trust to the Adviser under the Advisory Agreement with respect to the Fund, if requested by the Adviser, the Sub-Adviser will waive a pro rata share (or such lesser share as the Adviser may request) of the sub-advisory fee payable hereunder with respect to the Fund, such that the amount waived by the Sub-Adviser shall bear the same ratio to the total amount of the sub-advisory fees payable hereunder with respect to the Fund as the amount waived by the Adviser bears to all fees payable to the Adviser under the Advisory Agreement with respect to the Fund.

   The Adviser agrees that, in addition to any amounts otherwise payable to the Sub-Adviser with respect to the Fund hereunder, the Adviser shall pay the Sub-Adviser all amounts previously waived by the Sub-Adviser to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement, it being further agreed that, with respect to any such amounts subsequently paid by the Trust to the Adviser, the amount to be paid by the Adviser to the Sub-Adviser shall bear the same ratio to the total amount paid by the Trust as the total amount previously waived by the Sub-Adviser bears to the total amount of the fees previously waived by the Adviser under the Advisory Agreement with respect to the Fund.

   The Sub-Adviser agrees that, during any period in which the Adviser has agreed to pay or reimburse the Trust for expenses of the Fund, if requested by the Adviser, the Sub-Adviser shall pay or reimburse the Trust for the entire amount of all such expenses of the Fund (or such lesser amount as the Adviser may request). The Adviser agrees that, in addition to any amounts otherwise payable to the Sub-Adviser with respect to the Fund hereunder, the Adviser shall pay the Sub-Adviser all amounts previously paid or reimbursed by the Sub-Adviser to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement.

Exhibit e
-----------



                     DISTRIBUTION AGREEMENT

                       MANAGERS AMG FUNDS


     AGREEMENT made this 19th day of October, 1999 by and between MANAGERS AMG FUNDS, a Massachusetts business trust (the "Trust"), and THE MANAGERS FUNDS LLC (the "Distributor").

                          WITNESSETH:

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and it is in the interest of the Trust to offer shares of the sole portfolio series of the Trust, and such other series as may be created from time to time (each a "Fund," and collectively, the "Funds") for sale as described in the Prospectus and Statement of Additional Information of the Trust; and

     WHEREAS, the Distributor is registered as a broker-dealer under the Securities Act of 1934, and is a member of the National
Association of Securities Dealers, Inc. (the "NASD"); and

     WHEREAS, the Trust and the Distributor wish to enter into an agreement with each other with respect to the offering of the Trust's shares in order to promote the growth of the Trust and facilitate distribution of its shares;

     NOW, THEREFORE, it is hereby mutually agreed as follows:

     1. The Trust hereby appoints the Distributor as an underwriter of the shares of beneficial interest of the Trust (the "Shares"), as an independent contractor upon the terms and conditions hereinafter set forth. Except as the Trust may from time to time agree, the Distributor will act as agent for the Trust and not as principal. The Distributor shall be a representative of the Trust to act as the principal underwriter and distributor of Shares of the Trust.

     2. The Distributor will use its best efforts to find purchasers for the Shares, to promote the distribution of the Shares, and may obtain orders from brokers, dealers, or other persons for sales of Shares to them for the account of purchasers. The Distributor may enter into agreements, in form and substance satisfactory to the Trust, with dealers and other persons selected by the Distributor ("Selected Dealers"), providing for the sale to such Selected Dealers and resale by them to purchasers of Shares at the applicable public offering price. No dealer, broker, or other person shall have any authority to act as agent for the Trust; such dealer, broker, or other person shall act only as dealers for their own accounts or as agents for their customers. Nothing herein contained shall prevent the Distributor from serving as principal underwriter with other investment companies.

     3. Sales of Shares by the Distributor shall be made at the applicable public offering price determined in the manner set forth in the current Prospectus and/or Statement of Additional Information of the Trust, as amended or supplemented, at the time of the Trust's acceptance of the order for Shares of a Fund. It is understood and agreed that the applicable public offering price of Shares is currently net asset value. All orders shall be subject to acceptance by the Trust, and the Trust reserves the right in its sole discretion to reject any order received. The Trust shall not be liable to the Distributor or any other person for failure to accept any order.

     4. On all sales of Shares, the Trust shall receive the current net asset value. If sales charges are described in the then-current Prospectus and Statement of Additional Information of the Trust, as amended or supplemented, the Distributor shall be entitled to receive such sales charges. The Distributor may reallow all or a part of any such sales charges to such brokers, dealers, or other persons as Distributor may determine. In the event that a sales charge is in effect and Shares of a Fund are redeemed or repurchased by the Trust or the Distributor as agent for the Trust, within seven business days after confirmation by the Distributor of the original purchase order, the Distributor shall pay to the Trust, for the account of that Fund, the Distributor's portion of the sales load paid on such Shares. In such case, the Distributor shall require the dealer or other person that sold the Shares so redeemed or repurchased to refund to the Distributor the full discount allowed to the dealer or other person on the sale and, upon the receipt of such discount, the Distributor shall pay the same to the Trust, for the account of the appropriate Fund.

     5. The Trust agrees to supply to the Distributor, either directly or indirectly, promptly after the time or times at which net asset value is determined, on each day on which the New York Stock Exchange is open for business and on such other days as the Trustees of the Trust may from time to time determine (each such day being hereinafter called a "business day"), a statement of the net asset value of each Fund of the Trust having been determined in the manner set forth in the then-current Prospectus and Statement of Additional Information of the Trust, as amended or supplemented. Each determination of net asset value shall take effect as of the time or times on each business day as set forth in the then-current Prospectus of the Trust, as amended or supplemented, and shall prevail until the time as of which the next determination is made. The Distributor may reject any order for Shares. The Trust, or any agent of the Trust designated in writing by the trust shall be promptly advised of all purchase orders for Shares received by the Distributor. Any order may be rejected by the Trust (or its agent). The Trust (or its agent) will confirm orders upon their receipt and will make appropriate book entries. The Distributor agrees to cause payment to be delivered promptly to the Trust (or its agent).

     6. (a) All sales literature and advertisements used by the Distributor in connection with sales of Shares shall be subject to approval by the Trust. The Trust authorizes the Distributor, in connection with the sale or arranging for the sale of Shares, to provide only such information and to make only such statements or representations as are contained in the Trust's then-current Prospectus and Statement of Additional Information, as amended or supplemented, or in such financial and other statements which are furnished to the Distributor pursuant to the next paragraph or as may properly be included in sales literature or advertisements in accordance with the provisions of the Securities Act of 1933 (the "1933 Act"), the 1940 Act and applicable rules of the NASD. The Trust shall not be responsible in any way for any information provided or statements or representations made by the Distributor or its representatives or agents other than the information, statements and representations described in the preceding sentence.

          (b) The Trust shall keep the Distributor fully informed with regard to its affairs, shall furnish the Distributor with a copy of all financial statements of the Trust and a signed copy of each report prepared for the Trust by its independent auditors, and shall cooperate fully in the efforts of the Distributor to sell the Shares and in the performance by the Distributor of all its duties under this Agreement. Copies of the then-current Prospectus and Statement of Additional Information and all amendments or supplements thereto will be supplied by the Trust to the Distributor in reasonable quantities upon request. The costs of printing Prospectuses and Statements of Additional Information for prospective investors shall be borne by the Distributor.

     7.   Distributor agrees to comply with the NASD Conduct
Rules.

     8. (a) Any of the outstanding shares may be tendered for redemption at any time, and the Trust agrees to redeem shares so tendered in accordance with its Declaration of Trust as amended from time to time, and in accordance with the applicable provisions of the Prospectus. The price to be paid to redeem or repurchase shares shall be equal to the net asset value determined as set forth in the Prospectus. All payments by the Trust hereunder shall be made in the manner set forth in Paragraph (b) below.

          (b) The Trust shall pay the total amount of the redemption price as defined in the above paragraph pursuant to the instructions of the Distributor on or before the seventh day subsequent to its having received the notice of redemption in proper form.

          (c) Redemption of shares or payment may be suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on said Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

     9. The Trust has delivered to the Distributor a copy of the Trust's Master Trust Agreement as currently in effect and agrees to deliver to the Distributor any amendments thereto promptly upon the filing thereof with the Office of the Secretary of State of The Commonwealth of Massachusetts.

     10. The Trust represents and warrants that its Registration Statement, post-effective amendments, Prospectus and Statement of Additional Information (excluding statements relating to the Distributor and the services it provides that are based upon information furnished by the Distributor expressly for inclusion therein) shall not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that all statements or information furnished to the Distributor, pursuant to Section 6(b) hereof, shall be true and correct in all material respects.

     11. The Trust agrees to indemnify and hold harmless the Distributor, its officers, and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Distributor, its officers, or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon

          (a) any untrue statement or alleged untrue statement of a material fact contained in the Trust's Registration
Statement, Prospectus or Statement of Additional Information
(including amendments and supplements thereto), or

          (b) any omission or alleged omission to state a material fact required to be stated in the Trust's Registration Statement, Prospectus or Statement of Additional Information necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities, or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance and in conformity with information furnished to the Trust by the Distributor for use in the Trust's Registration Statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), such indemnification is not applicable. In no case shall the Trust indemnify the Distributor, its officers or its controlling person as to any amounts incurred for any liability arising out of or based upon any actions for which the Distributor, its officers, or any controlling person would otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its obligations and duties under this Agreement.

     12. The Distributor agrees to indemnify and hold harmless the Trust, its officers and Trustees and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act against any losses, claims, damages, liabilities, and expenses (including the cost of any legal fees incurred in connection therewith) which the Trust, its officers, Trustees or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise arising out of the acquisition of any Shares by any person which may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Trust's Registration Statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished, or confirmed in writing, to the Trust by the Distributor for use therein.

     13. The Distributor shall bear the expense of preparing, printing and distributing advertising and sales literature for purchasers, and of distributing Prospectuses and Statements of Additional Information in connection with the sale or offering of Shares to purchasers. The Trust shall bear the expense of registering Shares under the 1933 Act and the Trust under the 1940 Act, qualifying shares for sale under the so-called "blue sky" laws of any state, the preparation and printing of Prospectuses, Statements of Additional Information and reports required to be filed with the SEC and other authorities, the preparation, printing and mailing of Prospectuses and Statements of Additional Information to shareholders of the Trust, and the direct expenses of the issue of Shares.

     14. (a) This Agreement shall become effective on the date hereof and shall remain in full force and effect until October 19, 2001, and may be continued from year to year thereafter; provided, that such continuance shall be specifically approved no less frequently than annually by the Trustees of the Trust or by a majority of the outstanding voting securities of the Trust, and in either case, also by a majority of the Trustees who are not interested persons of the Trust or the Distributor ("Disinterested Trustees"). If such continuance is not approved, the Agreement shall terminate upon the date specified by the Trustees in written notice to the Distributor, which shall be no more than 60 days after the date upon which such notice of non-renewal is delivered personally or mailed registered mail, postage prepaid, to the Distributor. This Agreement may be amended with the approval of the Trustees or a majority of the outstanding voting securities of the Trust, provided that in either case, such amendment shall also be approved by a majority of the Disinterested Trustees.

          (b) If the Trustees determine in good faith that there is reasonable cause to believe that the Distributor is violating applicable federal or state law in connection with the distribution of shares of the Trust and, after written notice to Distributor of such violation which Distributor fails to cure to the satisfaction of the Trustees within 10 days of receipt of such notice, the Trustees determine that the continuation in effect of this Agreement will result in further such violations, to the detriment of the Trust or its shareholders, then this Agreement may be terminated by the Trust without payment of any penalty. Such termination may be effected by written notice delivered personally or mailed registered mail, postage prepaid, to the Distributor.

          (c) This Agreement shall automatically terminate if it is assigned by the Distributor.

          (d) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities," as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The Trust and the Distributor may from time to time agree on such provisions interpreting or clarifying the provisions of this Agreement as, in their joint opinion, are consistent with the general tenor of this Agreement and with the specific provisions of this Paragraph 14(d). Any such interpretations or clarifications shall be in writing signed by the parties and annexed hereto, but no such interpretation or clarification shall be effective in contravention of any applicable federal or state law regulations, and no such interpretation or clarification shall be deemed to be an amendment of this Agreement.

          (e) This Agreement is made in the State of Connecticut and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Connecticut.

          (f) This Agreement is made by the Trust pursuant to authority granted by the Trustees and the obligations created hereby are not binding on any of the Trustees or shareholders of the Trust, individually, but bind only assets belonging to the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized at Norwalk, Connecticut, on the day and year first written above.

                                   MANAGERS AMG FUNDS


                                   By:/s/Peter M. Lebovitz
                                      --------------------
                                      Name:Peter M. Lebovitz
                                      Title:President

                                   THE MANAGERS FUNDS LLC


                                   By:/s/Donald S. Rumery
                                     --------------------
                                      Name:Donald S. Rumery
                                      Title:Chief Financial Officer

Exhibit g
----------

                       CUSTODIAN CONTRACT


      This Contract between Managers AMG Funds, a business trust organized and existing under the laws of The Commonwealth of Massachusetts, hereinafter called the "Fund," and State Street Bank and Trust Company, a Massachusetts trust company, hereinafter called the "Custodian".

                          WITNESSETH:

      WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

      WHEREAS, the Fund intends to initially offer shares in one series, the Essex Aggressive Growth Fund (such series together with all other series subsequently established by the Fund and made subject to this Contract in accordance with Article 18, being herein referred to as the "Portfolio(s)").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.   Employment of Custodian and Property to be Held by It

      The Fund hereby employs the Custodian as the custodian of the assets of the Portfolios of the Fund, including securities which the Fund, on behalf of the applicable Portfolio desires to be held in places within the United States ("domestic securities") and securities it desires to be held outside the United States ("foreign securities") pursuant to the provisions of the Declaration of Trust. The Fund on behalf of the Portfolio(s) agrees to deliver to the Custodian all securities and cash of the Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Portfolio(s) from time to time, and the cash consideration received by it for such new or treasury shares of beneficial interest of the Fund representing interests in the Portfolios, ("Shares") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian.

     Upon receipt of "Proper Instructions" (within the meaning of
Article 5), the Custodian shall on behalf of the applicable Portfolio(s) from time to time employ one or more sub-custodians, located in the United States but only in accordance with an applicable vote by the Board of Trustees of the Fund on behalf of the applicable Portfolio(s), and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. The Custodian may employ as sub-custodian for the Fund's foreign securities on behalf of the applicable Portfolio(s) the foreign banking institutions and foreign securities depositories designated in Schedule A hereto but only in accordance with the provisions of Article 3.

2.   Duties of the Custodian with Respect to Property of the Fund
     Held By the Custodian in the United States

2.1 Holding Securities. The Custodian shall hold and physically segregate for the account of each Portfolio all non-cash property, to be held by it in the United States including all domestic securities owned by such Portfolio, other than
     (a) securities which are maintained pursuant to Section 2.8 in a clearing agency registered with the Securities and Exchange Commission (the "SEC") under Section 17A of the Securities Exchange Act of 1934 (the "Exchange Act") which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies (each, a "U.S. Securities System") and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in the Direct Paper System of the Custodian (the "Direct Paper System") pursuant to Section 2.9.

2.2 Delivery of Securities. The Custodian shall release and deliver domestic securities owned by a Portfolio held by the Custodian or in a U.S. Securities System account of the
     Custodian ("U.S. Securities System Account") or in the Custodian's Direct Paper book entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

          1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

          2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Portfolio;

          3)    In  the  case of a sale effected through  a  U.S.
          Securities System, in accordance with the provisions of
          Section 2.8 hereof;

          4)    To the depository agent in connection with tender
          or   other  similar  offers  for  securities   of   the
          Portfolio;

          5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

          6) To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to
          Section 2.7 or into the name or nominee name of any sub-custodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

          7) Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

          8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

          9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

          10) For delivery in connection with any loans of securities made by the Portfolio, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

          11) For delivery as security in connection with any borrowings by the Fund on behalf of the Portfolio requiring a pledge of assets by the Fund on behalf of the Portfolio, but only against receipt of amounts borrowed;

          12) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio of the Fund;

          13) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Fund;

          14) Upon receipt of instructions from the transfer agent ("Transfer Agent") for the Fund, for delivery to such Transfer Agent or to the holders of shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund, related to the Portfolio ("Prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption; and

          15) For any other proper corporate purpose, but only upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio specifying the securities of the Portfolio to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

2.3 Registration of Securities. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of the Fund on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.7 or in the name or nominee name of any sub-custodian appointed pursuant to
     Article 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Contract shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

2.4 Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each Portfolio of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board of Trustees of the Fund.
     Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5 Collection of Income. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent and shall credit such income, as collected, to such Portfolio's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

2.6 Payment of Fund Monies. Upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

          1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in
          Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.8 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.9; (d) in the case of repurchase agreements entered into between the Fund on behalf of the Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio; or
          (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined in Article 5;

          2)     In  connection  with  conversion,  exchange   or
          surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

          3) For the redemption or repurchase of Shares issued by the Portfolio as set forth in Article 4 hereof;

          4) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the
          Portfolio: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

          5) For the payment of any dividends on Shares of the Portfolio declared pursuant to the governing documents of the Fund;

          6) For payment of the amount of dividends received in respect of securities sold short; and

          7) For any other proper corporate purpose, but only upon receipt of Proper Instructions from the Fund on behalf of the Portfolio specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

2.7 Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.8 Deposit of Fund Assets in U.S. Securities Systems. The Custodian may deposit and/or maintain securities owned by a Portfolio in a U.S. Securities System in accordance with applicable Federal Reserve Board and SEC rules and regulations, if any, and subject to the following provisions:

          1) The Custodian may keep securities of the Portfolio in a U.S. Securities System provided that such securities are represented in a U.S. Securities System Account which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

          2) The records of the Custodian with respect to securities of the Portfolio which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Portfolio;

          3) The Custodian shall pay for securities purchased for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that such securities have been transferred to the Account, and
          (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon
          (i) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Portfolio. Copies of all advices from the U.S. Securities System of transfers of securities for the account of the Portfolio shall identify the Portfolio, be maintained for the Portfolio by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio in the form of a written advice or notice and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System for the account of the Portfolio;

          4) The Custodian shall provide the Fund for the Portfolio with any report obtained by the Custodian on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the U.S. Securities System; and

          5) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for the benefit of the Portfolio for any loss or damage to the Portfolio resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the U.S. Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Portfolio has not been made whole for any such loss or damage.

2.9  Fund  Assets  Held in the Custodian's Direct  Paper  System.
     The Custodian may deposit and/or maintain securities owned by a Portfolio in the Direct Paper System of the Custodian subject to the following provisions:

          1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions from the Fund on behalf of the Portfolio;

          2) The Custodian may keep securities of the Portfolio in the Direct Paper System only if such securities are represented in a Direct Paper System Account which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

          3) The records of the Custodian with respect to securities of the Portfolio which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Portfolio;

          4) The Custodian shall pay for securities purchased for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Portfolio;

          5) The Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transaction in the U.S. Securities System for the account of the Portfolio; and

          6) The Custodian shall provide the Fund on behalf of the Portfolio with any report on its system of internal accounting control as the Fund may reasonably request from time to time.

2.10 Segregated  Account.  The Custodian shall  upon  receipt  of
     Proper Instructions from the Fund on behalf of each applicable Portfolio establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.8 hereof,
     (i) in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and
     (iv) for other proper corporate purposes, but only, in the case of clause (iv), upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio setting forth the purpose or purposes of such segregated account and declaring such purposes to be a proper corporate purpose.

2.11 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio held by it and in connection with transfers of securities.

2.12 Proxies. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund on behalf of the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

2.13 Communications Relating to Portfolio Securities. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Fund for each Portfolio all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund on behalf of the Portfolio and the maturity of futures contracts purchased or sold by the Portfolio) received by the Custodian from issuers of the securities being held for the Fund on behalf of the Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund on behalf of the Portfolio all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund on behalf of the Portfolio desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

3.   Duties of the Custodian with Respect to Property of the Fund
     Held Outside of the United States

3.1 Appointment of Foreign Sub-Custodians. The Fund hereby authorizes and instructs the Custodian to employ as sub-custodians for the Portfolio's securities and other assets maintained outside the United States the foreign banking institutions and foreign securities depositories designated on Schedule A hereto ("foreign sub-custodians"). Upon receipt of "Proper Instructions", as defined in Article 5 of this Contract, the Custodian and the Fund may agree to amend Schedule A hereto from time to time to designate additional foreign banking institutions and foreign securities depositories to act as sub-custodian. Upon receipt of Proper Instructions, the Fund may instruct the Custodian to cease the employment of any one or more such sub-custodians for maintaining custody of the Portfolio's assets.

3.2 Assets to be Held. The Custodian shall limit the securities and other assets maintained in the custody of the foreign sub-custodians to: (a) "foreign securities", as defined in paragraph (c)(1) of Rule 17f-5 under the Investment Company Act of 1940, and (b) cash and cash equivalents in such amounts as the Custodian or the Fund may determine to be reasonably necessary to effect the Portfolio's foreign securities transactions. The Custodian shall identify on its books as belonging to the Fund, the foreign securities of the Fund held by each foreign sub-custodian.

3.3 Foreign Securities Systems. Except as may otherwise be agreed upon in writing by the Custodian and the Fund, assets of the Portfolios shall be maintained in a clearing agency which acts as a securities depository or in a book-entry system for the central handling of securities located outside the United States (each a "Foreign Securities System") only through arrangements implemented by the foreign banking institutions serving as sub-custodians pursuant to the terms hereof (Foreign Securities Systems and U.S. Securities Systems are collectively referred to herein as the "Securities Systems"). Where possible, such arrangements shall include entry into agreements containing the provisions set forth in Section 3.5 hereof.

3.4 Holding Securities. The Custodian may hold securities and other non-cash property for all of its customers, including the Fund, with a foreign sub-custodian in a single account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to securities and other non-cash property of the Fund which are maintained in such account shall identify by book-entry those securities and other non-cash property belonging to the Fund and (ii) the Custodian shall require that securities and other non-cash property so held by the foreign sub-custodian be held separately from any assets of the foreign sub-custodian or of others.

3.5 Agreements with Foreign Banking Institutions. Each agreement with a foreign banking institution shall provide that: (a) the assets of each Portfolio will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors or agent, except a claim of payment for their safe custody or administration; (b) beneficial ownership for the assets of each Portfolio will be freely transferable without the payment of money or value other than for custody or administration; (c) adequate records will be maintained identifying the assets as belonging to each applicable Portfolio; (d) officers of or auditors employed by, or other representatives of the Custodian, including to the extent permitted under applicable law the independent public accountants for the Fund, will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with the Custodian; and (e) assets of the Portfolios held by the foreign sub-custodian will be subject only to the instructions of the Custodian or its agents.

3.6 Access of Independent Accountants of the Fund. Upon request of the Fund, the Custodian will use its best efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as a foreign sub-custodian insofar as such books and records relate to the performance of such foreign banking institution under its agreement with the Custodian.

3.7 Reports by Custodian. The Custodian will supply to the Fund from time to time, as mutually agreed upon, statements in respect of the securities and other assets of the
     Portfolio(s) held by foreign sub-custodians, including but not limited to an identification of entities having possession of the Portfolio(s) securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a foreign banking institution for the Custodian on behalf of each applicable Portfolio indicating, as to securities acquired for a Portfolio, the identity of the entity having physical possession of such securities.

3.8 Transactions in Foreign Custody Account. (a) Except as otherwise provided in paragraph (b) of this Section 3.8, the provision of Sections 2.2 and 2.6 of this Contract shall apply, mutatis mutandis to the foreign securities of the Fund held outside the United States by foreign sub-custodians.

     (b) Notwithstanding any provision of this Contract to the contrary, settlement and payment for securities received for the account of each applicable Portfolio and delivery of securities maintained for the account of each applicable Portfolio may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer.

     (c) Securities maintained in the custody of a foreign sub-custodian may be maintained in the name of such entity's nominee to the same extent as set forth in Section 2.3 of this Contract, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

3.9 Liability of Foreign Sub-Custodians. Each agreement pursuant to which the Custodian employs a foreign banking institution as a foreign sub-custodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify, and hold harmless, the Custodian and the Fund from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution's performance of such obligations. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

3.10 Liability of Custodian. The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by Section 3.13 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the sub-custodian has otherwise exercised reasonable care.

3.11 Reimbursement for Advances. If the Fund requires the Custodian to advance cash or securities for any purpose for the benefit of a Portfolio including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

3.12 Monitoring Responsibilities. The Custodian shall furnish annually to the Fund, during the month of June, information concerning the foreign sub-custodians employed by the Custodian. Such information shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval of this Contract. In addition, the Custodian will promptly inform the Fund in the event that the Custodian learns of a material adverse change in the financial condition of a foreign sub-custodian.

3.13 Branches  of U.S. Banks.  (a) Except as otherwise set  forth in this Contract, the provisions hereof shall not apply where the custody of the Portfolios assets are maintained in a foreign branch of a banking institution which is a "bank" as defined by Section 2(a)(5) of the Investment Company Act of 1940 meeting the qualification set forth in Section 26(a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by Article 1 of this Contract.

     (b) Cash held for each Portfolio of the Fund in the United Kingdom shall be maintained in an interest bearing account established for the Fund with the Custodian's London branch, which account shall be subject to the direction of the Custodian, State Street London Ltd. or both.

3.14 Tax Law. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or the Custodian as custodian of the Fund by the tax law of the United States of America or any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as custodian of the Fund by the tax law of jurisdictions other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and
     governmental  reporting.   The sole  responsibility  of  the
     Custodian  with  regard to such tax  law  shall  be  to  use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of jurisdictions for which the Fund has provided such information.


4. Payments for Sales or Repurchases or Redemptions of Shares of the Fund

      The Custodian shall receive from the distributor for the Shares or from the Transfer Agent of the Fund and deposit into the account of the appropriate Portfolio such payments as are received for Shares of that Portfolio issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

      From such funds as may be available for the purpose but subject to the limitations of the Declaration of Trust and any applicable votes of the Board of Trustees of the Fund pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares of a Portfolio, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares of the Fund, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

5.   Proper Instructions

     Proper Instructions as used throughout this Contract means a writing signed or initialed by one or more person or persons as the Board of Trustees shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Proper Instructions may include communications effected directly between electro-mechanical or electronic devices; provided that the Fund has followed any security procedures agreed to from time to time by Fund and the Custodian, including, but not limited to, the security procedures selected by the Fund in the Funds Transfer Addendum attached hereto. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with Section 2.12.

6.   Actions Permitted without Express Authority

      The Custodian may in its discretion, without express authority from the Fund on behalf of each applicable Portfolio:

          1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

          2)     surrender  securities  in  temporary  form   for
          securities in definitive form;

          3) endorse for collection, in the name of the Fund on behalf of the Portfolio, checks, drafts and other negotiable instruments; and

          4)     in  general,  attend  to  all  non-discretionary
          details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund on behalf of the Portfolio except as otherwise directed by the Board of Trustees of the Fund.

7.   Evidence of Authority

      The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Trustees of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Trustees pursuant to the Declaration of Trust as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

8. Duties of Custodian with Respect to the Books of Account and Calculation of Net Asset Value and Net Income

      The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of Trustees of the Fund to keep the books of account of each Portfolio and/or compute the net asset value per Share of the outstanding Shares of each Portfolio or, if directed in writing to do so by the Fund on behalf of the Portfolio, shall itself keep such books of account and/or compute such net asset value per Share. If so directed, the Custodian shall also calculate daily the net income of the Portfolio as described in the Fund's currently effective prospectus related to such Portfolio and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per Share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Fund's currently effective prospectus related to such Portfolio.

9.   Records

      The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

10.  Opinion of Fund's Independent Accountant

      The Custodian shall take all reasonable action, as the Fund on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, and Form N-SAR or other annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

11.  Reports to Fund by Independent Public Accountants

      The Custodian shall provide the Fund, on behalf of each of the Portfolios at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

12.  Compensation of Custodian

      The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund on behalf of each applicable
Portfolio and the Custodian.

13.  Responsibility of Custodian

      So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

      Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, nationalization or expropriation, imposition of currency controls or restrictions, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, acts of war or terrorism, riots, revolutions, work stoppages, natural disasters or other similar events or acts; (ii) errors by the Fund or the Investment Advisor in their instructions to the Custodian provided such instructions have been in accordance with this Contract; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

     The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract.

      If the Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, the Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

       If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

      In no event shall the Custodian be liable for indirect, special or consequential damages.


14.  Effective Period, Termination and Amendment

      This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided, however that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Declaration of Trust, and further provided, that the Fund on behalf of one or more of the Portfolios may at any time by action of its Board of Trustees (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

     Upon termination of the Contract, the Fund on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

15.  Notices

      Except as otherwise provided under this Contract, notices and other writings shall be delivered or mailed postage prepaid to:


     If to the Company:  Managers AMG Funds
                         40 Richards Avenue
                         Norwalk, Connecticut  06854
                         Attention:  Donald S. Rumery

     If to the Custodian:State Street Bank and Trust Company
                         One Heritage Drive/JPB 2S
                         North Quincy, Massachusetts  02171
                         Attention:  Stephanie A. Ryer

or to such other address as the parties may hereafter specify in writing and any notice or other writing when mailed shall be deemed to have been received on the fifth business day after it was mailed.

      Telephone and facsimile notices shall be sufficient if communicated to the party entitled to receive such notice at the following numbers:

     If to the Company:

     Telephone:   (203) 831-4122      Facsimile:   (203) 857-5316

     If to the Custodian:

     Telephone:   (617) 985-4591      Facsimile:   (617) 537-5003

or to such other numbers as the parties may specify by written notice under this Section and any facsimile notice shall be deemed to have been received on the date of its transmission provided that if such day is not a business day or it is received after normal business hours on the day of its transmission, it shall be deemed to have been received at the opening of business on the first business day next following the transmission thereof.

16.  Successor Custodian

     If a successor custodian for the Fund, of one or more of the Portfolios shall be appointed by the Board of Trustees of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities and other assets of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities and other assets of each such Portfolio held in a Securities System.

      If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Trustees of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

      In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Trustees shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Contract on behalf of each applicable Portfolio and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

      In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of Trustees to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.



17.  Interpretive and Additional Provisions

      In connection with the operation of this Contract, the Custodian and the Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Declaration of Trust of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

18.  Additional Funds

     In the event that the Fund establishes one or more series of Shares in addition to the Essex Aggressive Growth Fund with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

19.  Massachusetts Law to Apply

      This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

20.  Prior Contracts

      This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Fund on behalf of each of the Portfolios and the Custodian relating to the custody of the Fund's assets.

21.  Counterparts

      This Contract may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute but one and the same
Contract.

22.  Reproduction of Documents

      This Contract and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

23.            Data Access Addendum

      Each of the Fund and the Custodian agree to abide by the provisions of the Data Access Addendum attached hereto.

24.  Shareholder Communications Election

      SEC Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

               YES  [   ]  The Custodian is authorized to release
               the Fund's name, address, and share positions.

               NO   [   ]   The  Custodian is not  authorized  to
               release  the  Fund's  name,  address,  and   share
               positions.


    [The remainder of this page is intentionally left blank.]

      IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the _______ day of _________________, 1999.



ATTEST                        MANAGERS AMG FUNDS


                              By:________________________
                              Name:
                              Its:



ATTEST                        STATE STREET BANK AND TRUST COMPANY


                              By:_________________________
                              Name:     Ronald E. Logue
                              Its:  Vice Chairman

Exhibit h
-----------





              TRANSFER AGENCY AND SERVICE AGREEMENT
                             between

                        MANAGERS AMG FUNDS
                               and

               STATE STREET BANK AND TRUST COMPANY

                        TABLE OF CONTENTS
                                                                   Page
                                                                   -----
        1.   Terms of Appointment and Duties                         1

        2.   Third  Party Administrators for Defined  Contribution
             Plans                                                   4

        3.   Fees and Expenses                                       5

        4.   Representations and Warranties of the Transfer Agent    6

        5.   Representations and Warranties of the Fund              6

        6.   Wire Transfer Operating Guidelines                      7

        7.   Data Access and Proprietary Information                 8

        8.   Indemnification                                        10

        9.   Standard of Care                                       11

        10.  Year 2000                                              12

        11.  Confidentiality                                        12

        12.  Covenants of the Fund and the Transfer Agent           13

        13.  Termination of Agreement                               13

        14.  Assignment and Third Party Beneficiaries               14

        15.  Subcontractors                                         14

        16.  Miscellaneous                                          15

        17.  Additional Funds                                       16

        18.  Limitations   of   Liability  of   the   Trustees   and
         Shareholders                                               16

              TRANSFER AGENCY AND SERVICE AGREEMENT

AGREEMENT made as of the       day of           , 1999 ,  by  and
between        MANAGERS AMG FUNDS,      a  Massachusetts business
trust, having its principal office and place of business at 40 Richards Ave, Norwalk, CT (the "Fund"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company having its principal office and place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "Transfer Agent").

WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Fund intends to initially offer shares in series, such series shall be named in the attached Schedule A which may be amended by the parties from time to time (each such series, together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with
Section 17, being herein referred to as a "Portfolio", and collectively as the "Portfolios"); and

WHEREAS, the Fund on behalf of the Portfolios desires to appoint the Transfer Agent as its transfer agent, dividend disbursing agent, custodian of certain retirement plans and agent in connection with certain other activities, and the Transfer Agent desires to accept such appointment.
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
l.   Terms of Appointment and Duties

1.1 Transfer Agency Services. Subject to the terms and conditions set forth in this Agreement, the Fund, on behalf of the Portfolios, hereby employs and appoints the Transfer Agent to act as, and the Transfer Agent agrees to act as its transfer agent for the Fund's authorized and issued shares of its beneficial interest, $ par value, ("Shares"), dividend disbursing agent, custodian of certain retirement plans and agent in connection with any accumulation, open-account or similar plan provided to the shareholders of each of the respective Portfolios of the Fund ("Shareholders") and set out in the currently effective prospectus and statement of additional information ("prospectus") of the Fund on behalf of the applicable Portfolio, including without limitation any periodic investment plan or periodic withdrawal program. In accordance with procedures established from time to time by agreement between the Fund on behalf of each of the Portfolios, as applicable and the Transfer Agent, the Transfer Agent agrees that it will perform the following services:

     (a) Receive for acceptance, orders for the purchase of Shares, and promptly deliver payment and appropriate documentation thereof to the Custodian of the Fund authorized pursuant to the Declaration of Trust of the Fund (the "Custodian");

     (b) Pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate
     Shareholder account;

     (c)   Receive    for  acceptance  redemption  requests   and
     redemption    directions   and   deliver   the   appropriate
     documentation thereof to the Custodian;

     (d)   In  respect to the transactions in items (a), (b)  and
     (c) above, the Transfer Agent shall execute transactions directly with broker-dealers authorized by the Fund;

     (e) At the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming Shareholders;

     (f) Effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions;

     (g)   Prepare   and  transmit  payments  for  dividends  and
     distributions  declared  by  the  Fund  on  behalf  of   the
     applicable Portfolio;

     (h) Issue replacement certificates for those certificates alleged to have been lost, stolen or destroyed upon receipt by the Transfer Agent of indemnification satisfactory to the Transfer Agent and protecting the Transfer Agent and the Fund, and the Transfer Agent at its option, may issue replacement certificates in place of mutilated stock certificates upon presentation thereof and without such indemnity;

     (i) Maintain records of account for and advise the Fund and its Shareholders as to the foregoing; and

     (j) Record the issuance of Shares of the Fund and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of Shares of the Fund which are authorized, based upon data provided to it by the Fund, and issued and outstanding. The Transfer Agent shall also provide the Fund on a regular basis with the total number of Shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Fund.


1.2 Additional Services. In addition to, and neither in lieu nor in contravention of, the services set forth in the above paragraph, the Transfer Agent shall perform the following services:

     (a) Other Customary Services. Perform the customary services of a transfer agent, dividend disbursing agent, custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open-account or similar plan (including without limitation any periodic investment plan or periodic withdrawal program), including but not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing Shareholder proxies, Shareholder reports and prospectuses to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information.

     (b) Control Book (also known as "Super Sheet"). Maintain a daily record and produce a daily report for the Fund of all transactions and receipts and disbursements of money and securities and deliver a copy of such report for the Fund for each business day to the Fund no later than 9:00 AM Eastern Time, or such earlier time as the Fund may reasonably require, on the next business day.

     (c) "Blue Sky" Reporting. The Fund shall (i) identify to the Transfer Agent in writing those transactions and assets to be treated as exempt from blue sky reporting for each State; and (ii) verify the establishment of transactions for each State on the system prior to activation and thereafter monitor the daily activity for each State. The responsibility of the Transfer Agent for the Fund's blue sky State registration status is solely limited to the initial establishment of transactions subject to blue sky compliance by the Fund and providing a system which will enable the Fund to monitor the total number of Shares sold in each State.

     (d)   National Securities Clearing Corporation (the "NSCC").
     (i) accept and effectuate the registration and maintenance of accounts through Networking and the purchase, redemption, transfer and exchange of shares in such accounts through Fund/SERV (networking and Fund/SERV being programs operated by the NSCC on behalf of NSCC's participants, including the
     Fund), in accordance with, instructions transmitted to and received by the Transfer Agent by transmission from NSCC on behalf of broker-dealers and banks which have been established by, or in accordance with the instructions of authorized persons, as hereinafter defined on the dealer file maintained by the Transfer Agent; (ii) issue instructions to Fund's banks for the settlement of transactions between the Fund and NSCC (acting on behalf of its broker-dealer and bank participants); (iii) provide account and transaction information from the affected Fund's records on DST Systems, Inc. computer system TA2000 ("TA2000 System") in accordance with NSCC's Networking and Fund/SERV rules for those broker-dealers; and (iv) maintain Shareholder accounts on TA2000 System through Networking.

     (e) New Procedures. New procedures as to who shall provide certain of these services in Section 1 may be established in writing from time to time by agreement between the Fund and the Transfer Agent. The Transfer Agent may at times perform only a portion of these services and the Fund or its agent may perform these services on the Fund's behalf.

     (f) Additional Telephone Support Services. If the parties elect to have the Transfer Agent provide additional telephone support services under this Agreement, the parties will agree to such services, fees and sub-contracting as stated in Schedule 1.2(f) entitled "Telephone Support Services" attached hereto.

2.   Third Party Administrators for Defined Contribution Plans

2.1 The Fund may decide to make available to certain of its customers, a qualified plan program (the "Program") pursuant to which the customers ("Employers") may adopt certain plans of deferred compensation ("Plan or Plans") for the benefit of the individual Plan participant (the "Plan Participant"), such Plan(s) being qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code") and administered by third party administrators which may be plan administrators as defined in the Employee Retirement Income Security Act of 1974, as amended)(the "TPA(s)").

2.2  In accordance with the procedures established in the initial
     Schedule 2.1 entitled "Third Party Administrator Procedures", as may be amended by the Transfer Agent and the Fund from time to time ("Schedule 2.1"), the Transfer Agent shall:

     (a) Treat Shareholder accounts established by the Plans in the name of the Trustees, Plans or TPAs as the case may be as omnibus accounts;

     (b) Maintain omnibus accounts on its records in the name of the TPA or its designee as the Trustee for the benefit of the Plan; and

     (c) Perform all services under Section 1 as transfer agent of the Funds and not as a record-keeper for the Plans.

2.3 Transactions identified under Section 2 of this Agreement shall be deemed exception services ("Exception Services") when such transactions:

     (a) Require the Transfer Agent to use methods and procedures other than those usually employed by the Transfer
     Agent to perform services under Section 1 of this Agreement;

     (b)  Involve the provision of information to the Transfer
     Agent after the commencement of the nightly processing cycle of the TA2000 System; or

     (c) Require more manual intervention by the Transfer Agent, either in the entry of data or in the modification or amendment of reports generated by the TA2000 System than is usually required by non-retirement plan and pre-nightly transactions.

3.   Fees and Expenses

3.1  Fee  Schedule.   For  the performance by the  Transfer  Agent
     pursuant  to  this  Agreement, the Fund agrees  to  pay  the
     Transfer   Agent  an  annual  maintenance   fee   for   each
     Shareholder account as set forth in the attached fee schedule ("Schedule 3.1"). Such fees and out-of-pocket expenses and advances identified under Section 3.2 below may be changed from time to time subject to mutual written agreement between the Fund and the Transfer Agent.

3.2  Out-of-Pocket Expenses.  In addition to the fee  paid  under
     Section 3.1 above, the Fund agrees to reimburse the Transfer Agent for out-of-pocket expenses, including but not limited to confirmation production, postage, forms, telephone, microfilm, microfiche, mailing and tabulating proxies, records storage, or advances incurred by the Transfer Agent for the items set out in
     Schedule 3.1 attached hereto. In addition, any other expenses incurred by the Transfer Agent at the request or with the consent of the Fund, will be reimbursed by the Fund.

 3.3 Postage. Postage for mailing of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be advanced to the Transfer Agent by the Fund at least seven (7) days prior to the mailing date of such materials.

3.4  Invoices.   The  Fund agrees to pay all fees and reimbursable
     expenses within thirty (30) days following the receipt of the respective billing notice, except for any fees or
     expenses  which are subject to good faith dispute.   In  the
     event of such a dispute, the Fund may only withhold that portion of the fee or expense subject to the good faith
     dispute.   The  Fund  shall notify  the  Transfer  Agent  in
     writing within twenty-one (21) calendar days following the receipt of each billing notice if the Fund is disputing any amounts in good faith. If the Fund does not provide such notice of dispute within the required time, the billing notice will be deemed accepted by the Fund.

4.   Representations and Warranties of the Transfer Agent

The Transfer Agent represents and warrants to the Fund that:

 4.1 It  is  a trust company duly organized and existing  and  in
     good  standing  under  the  laws  of  The  Commonwealth   of
     Massachusetts.

 4.2 It  is  duly  qualified  to carry on  its  business  in  The
     Commonwealth of Massachusetts.

 4.3 It is empowered under applicable laws and by its Charter and By-Laws to enter into and perform this Agreement.

 4.4 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

 4.5 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

5.   Representations and Warranties of the Fund

The Fund represents and warrants to the Transfer Agent that:

5.1  It  is  a  business trust duly organized and existing and  in
     good standing under the laws of                        .

5.2 It is empowered under applicable laws and by its Declaration of Trust and By-Laws to enter into and perform this Agreement.

5.3 All corporate proceedings required by said Declaration of Trust and By-Laws have been taken to authorize it to enter into and perform this Agreement.

5.4 It is an open-end and diversified management investment company registered under the Investment Company Act of 1940, as amended.

5.5 A registration statement under the Securities Act of 1933, as amended is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

6.   Wire  Transfer  Operating  Guidelines/Articles  4A  of   the
     Uniform Commercial Code

6.1 The Transfer Agent is authorized to promptly debit the appropriate Fund account(s) upon the receipt of a payment order in compliance with the selected security procedure (the "Security Procedure") chosen for funds transfer and in the amount of money that the Transfer Agent has been instructed to transfer. The Transfer Agent shall execute payment orders in compliance with the Security Procedure and with the Fund instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time. All payment orders and communications received after this the customary deadline will be deemed to have been received the next business day.

6.2  The Fund  acknowledges that the Security  Procedure  it  has designated on the Fund Selection Form was selected by the Fund from security procedures offered by the Transfer Agent. The Fund shall restrict access to confidential information relating to the Security Procedure to authorized persons as communicated to the Transfer Agent in writing. The Fund must notify the Transfer Agent immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Fund's authorized personnel. The Transfer Agent shall verify the authenticity of all Fund instructions according to the Security Procedure.

6.3 The Transfer Agent shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern.

6.4 The Transfer Agent reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of the Transfer Agent's receipt of such payment order; (b) if initiating such payment order would cause the Transfer Agent, in the Transfer Agent's sole judgement, to exceed any volume, aggregate dollar, network, time, credit or similar limits which are applicable to the Transfer Agent; or (c) if the Transfer Agent, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

6.5 The Transfer Agent shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the Security Procedure provided that such requests are received in a timely manner affording the Transfer Agent reasonable opportunity to act. However, the Transfer Agent assumes no liability if the request for amendment or cancellation cannot be satisfied.

6.6 The Transfer Agent shall assume no responsibility for failure to detect any erroneous payment order provided that the Transfer Agent complies with the payment order instructions as received and the Transfer Agent complies with the Security Procedure. The Security Procedure is established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

6.7 The Transfer Agent shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless the Transfer Agent is notified of the unauthorized payment order within thirty
     (30)  days  of  notification by the Transfer Agent   of  the
     acceptance of such payment order. In no event (including failure to execute a payment order) shall the Transfer Agent be liable for special, indirect or consequential damages, even if advised of the possibility of such damages.

6.8 When the Fund initiates or receives Automated Clearing House credit and debit entries pursuant to these guidelines and the rules of the National Automated Clearing House Association and the New England Clearing House Association, the Transfer Agent will act as an Originating Depository Financial Institution and/or receiving depository Financial Institution, as the case may be, with respect to such entries. Credits given by the Transfer Agent with respect to an ACH credit entry are provisional until the Transfer Agent receives final settlement for such entry from the
     Federal  Reserve  Bank.   If the  Transfer  Agent  does  not
     receive such final settlement, the Fund agrees that the Transfer Agent shall receive a refund of the amount credited to the Fund in connection with such entry, and the party making payment to the Fund via such entry shall not be deemed to have paid the amount of the entry.

6.9 Confirmation of Transfer Agent's execution of payment orders shall ordinarily be provided within twenty four (24) hours notice of which may be delivered through the Transfer Agent's proprietary information systems, or by facsimile or call-back. Fund must report any objections to the execution of an order within thirty (30) days.

7.   Data Access and Proprietary Information

7.1 The Fund acknowledges that the databases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals furnished to the Fund by the Transfer Agent as part of the Fund's ability to access certain Fund-related data ("Customer Data") maintained by the Transfer Agent on databases under the control and ownership of the Transfer Agent or other third party ("Data Access Services") constitute copyrighted, trade secret, or other proprietary information (collectively,
     "Proprietary Information") of substantial value to the Transfer Agent or other third party. In no event shall Proprietary Information be deemed Customer Data. The Fund agrees to treat all Proprietary Information as proprietary to the Transfer Agent and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided hereunder. Without limiting the foregoing, the Fund agrees for itself and its employees and agents to:

     (a) Use such programs and databases (i) solely on the Fund's computers, or (ii) solely from equipment at the location agreed to between the Fund and the Transfer Agent and (iii) solely in accordance with the Transfer Agent's applicable user documentation;

     (b) Refrain from copying or duplicating in any way (other than in the normal course of performing processing on the Fund's computer(s)), the Proprietary Information;

     (c) Refrain from obtaining unauthorized access to any portion of the Proprietary Information, and if such access is inadvertently obtained, to inform in a timely manner of such fact and dispose of such information in accordance with the Transfer Agent's instructions;

     (d) Refrain from causing or allowing information transmitted from the Transfer Agent's computer to the Fund's terminal to be retransmitted to any other computer terminal or other device except as expressly permitted by the Transfer Agent (such permission not to be unreasonably withheld);

     (e) Allow the Fund to have access only to those authorized transactions as agreed to between the Fund and the Transfer
     Agent; and

     (f) Honor all reasonable written requests made by the Transfer Agent to protect at the Transfer Agent's expense the rights of the Transfer Agent in Proprietary Information at common law, under federal copyright law and under other federal or state law.

7.2 Proprietary Information shall not include all or any portion of any of the foregoing items that: (i) are or become publicly available without breach of this Agreement; (ii) are released for general disclosure by a written release by the Transfer Agent; or
     (iii) are already in the possession of the receiving party at the time or receipt without obligation of confidentiality or breach of this Agreement.

7.3 The Fund acknowledges that its obligation to protect the Transfer Agent's Proprietary Information is essential to the business interest of the Transfer Agent and that the disclosure of such Proprietary Information in breach of this Agreement would cause the Transfer Agent immediate, substantial and irreparable harm, the value of which would be extremely difficult to determine. Accordingly, the parties agree that, in addition to any other remedies that may be available in law, equity, or otherwise for the disclosure or use of the Proprietary Information in breach of this Agreement, the Transfer Agent shall be entitled to seek and obtain a temporary restraining order, injunctive relief, or other equitable relief against the continuance of such breach.

 7.4 If the Fund notifies the Transfer Agent that any of the Data Access Services do not operate in material compliance with
     the   most  recently  issued  user  documentation  for  such
     services, the Transfer Agent shall endeavor in a timely manner to correct such failure. Organizations from which the Transfer Agent may obtain certain data included in the Data Access Services are solely responsible for the contents of such data and the Fund agrees to make no claim against the Transfer Agent arising out of the contents of such third-party data, including, but not limited to, the accuracy thereof. DATA ACCESS SERVICES AND ALL COMPUTER PROGRAMS AND SOFTWARE SPECIFICATIONS USED IN CONNECTION THEREWITH ARE
     PROVIDED  ON  AN  AS IS, AS AVAILABLE BASIS.   THE  TRANSFER
     AGENT   EXPRESSLY  DISCLAIMS  ALL  WARRANTIES  EXCEPT  THOSE
     EXPRESSLY STATED HEREIN INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

 7.5 If the transactions available to the Fund include the ability to originate electronic instructions to the Transfer Agent in order to: (i) effect the transfer or movement of cash or Shares; or (ii) transmit Shareholder information or other information, then in such event the Transfer Agent shall be entitled to rely on the validity and authenticity of such instruction without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by the Transfer Agent from time to time.

7.6 Each party shall take reasonable efforts to advise its employees of their obligations pursuant to this Section 7.
     The obligations of this Section shall survive any earlier termination of this Agreement.

8.   Indemnification

8.1 The Transfer Agent shall not be responsible for, and the Fund shall indemnify and hold the Transfer Agent harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

     (a)   All  actions of the Transfer Agent or  its  agents  or
     subcontractors  required  to  be  taken  pursuant  to   this
     Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct;

     (b) The Fund's lack of good faith, negligence or willful misconduct;

     (c) The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any previous transfer agent or registrar; (ii) any instructions or requests of the Fund or any of its officers; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons;

     (d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

     (e) The negotiation and processing of any checks including without limitation for deposit into the Fund's demand deposit account maintained by the Transfer Agent; or

     (f) Upon the Fund's request entering into any agreements required by the National Securities Clearing Corporation (the "NSCC") for the transmission of Fund or Shareholder data through the NSCC clearing systems.

 8.2 In order that the indemnification provisions contained in this Section 8 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Transfer Agent, the Transfer Agent shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Transfer Agent in the defense of such claim or to defend against said claim in its own name or in the name of the Transfer Agent. The Transfer Agent shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Transfer Agent except with the Fund's prior written consent.

9.   Standard of Care

9.1 The Transfer Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors unless said errors are caused by its negligence, bad faith, or willful misconduct or that of its employees, except as provided in Section 9.2 below.

9.2 In the case of Exception Services as defined in Section 2.3 herein, the Transfer Agent shall be held to a standard of gross negligence and encoding and payment processing errors shall not be deemed negligence.

10.  Year 2000

     The Transfer Agent will take reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available technology to offer products that are Year 2000 ready, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years, and if any changes are required, the Transfer Agent will make the changes to its products at a price to be agreed upon by the parties and in a commercially reasonable time frame and will require third-party suppliers to do likewise.

11.  Confidentiality

11.1 The Transfer Agent and the Fund agree that they will not, at any time during the term of this Agreement or after its termination, reveal, divulge, or make known to any person, firm, corporation or other business organization, any customers' lists, trade secrets, cost figures and projections, profit figures and projections, or any other secret or confidential information whatsoever, whether of the Transfer Agent or of the Fund, used or gained by the Transfer Agent or the Fund during performance under this Agreement. The Fund and the Transfer Agent further covenant and agree to retain all such knowledge and information acquired during and after the term of this Agreement respecting such lists, trade secrets, or any secret or confidential information whatsoever in trust for the sole benefit of the Transfer Agent or the Fund and their successors and assigns. In the event of breach of the foregoing by either party, the remedies provided by Section
     7.3 shall be available to the party whose confidential information is disclosed. The above prohibition of disclosure shall not apply to the extent that the Transfer Agent must disclose such data to its sub-contractor or Fund agent for purposes of providing services under this Agreement.

11.2 In the event that any requests or demands are made for the inspection of the Shareholder records of the Fund, other than request for records of Shareholders pursuant to standard subpoenas from state or federal government authorities (i.e., divorce and criminal actions), the Transfer Agent will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. The Transfer Agent expressly reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by counsel that it may be held liable for the failure to exhibit the Shareholder records to such person or if required by law or court order.

12.  Covenants of the Fund and the Transfer Agent

12.1 The Fund shall promptly furnish to the Transfer Agent the following:

     (a) A certified copy of the resolution of the Board of Trustees of the Fund authorizing the appointment of the Transfer Agent and the execution and delivery of this Agreement; and

     (b) A copy of the Declaration of Trust and By-Laws of the Fund and all amendments thereto.

12.2 The Transfer Agent hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

12.3 The Transfer Agent shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the Investment Company Act of 1940, as amended, and the Rules thereunder, the Transfer Agent agrees that all such records prepared or maintained by the Transfer Agent relating to the services to be performed by the Transfer
     Agent hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Fund on and in accordance with its request.

13.  Termination of Agreement

13.1 This Agreement may be terminated by either party upon one hundred twenty (120) days written notice to the other.

13.2 Should the Fund exercise its right to terminate, all out-of-pocket expenses associated with the movement of records and material will be borne by the Fund. Additionally, the Transfer Agent reserves the right to charge for any other reasonable expenses associated with such termination and a charge equivalent to the average of three (3) months' fees. Payment of such expenses or costs shall be in accordance with Section 3.4 of this Agreement.

13.3 Upon termination of this Agreement, each party shall return to the other party all copies of confidential or proprietary materials or information received from such other party hereunder, other than materials or information required to be retained by such party under applicable laws or regulations.

14.  Assignment and Third Party Beneficiaries.

14.1 Except  as  provided in Section 15.1  below  and  the
     Additional   Telephone  Support  Services  Schedule   1.2(f)
     attached,   neither  this  Agreement  nor  any   rights   or
     obligations hereunder may be assigned by either party without the written consent of the other party. Any attempt to do so in violation of this Section shall be void. Unless specifically stated to the contrary in any written consent to an assignment, no assignment will release or discharge the
     assignor   from  any  duty  or  responsibility  under   this
     Agreement.

14.2 Except  as  explicitly  stated  elsewhere  in   this
     Agreement, nothing under this Agreement shall be construed to give any rights or benefits in this Agreement to anyone other than the Transfer Agent and the Fund, and the duties and responsibilities undertaken pursuant to this Agreement shall be for the sole and exclusive benefit of the Transfer Agent and the Fund. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

14.3 This Agreement does not constitute an agreement for a partnership or joint venture between the Transfer Agent and the Fund. Other than as provided in Section 15.1 and
     Schedule 1.2(f), neither party shall make any commitments with third parties that are binding on the other party without the other party's prior written consent.

15.  Subcontractors

15.1 The Transfer Agent may, without further consent on the part of the Fund, subcontract for the performance hereof with (i) Boston Financial Data Services, Inc., a Massachusetts corporation ("BFDS") which is duly registered as a transfer agent pursuant to
     Section 17A(c)(2) of the Securities Exchange Act of 1934, as amended, (ii) a BFDS subsidiary duly registered as a transfer agent or (iii) a BFDS affiliate duly registered as a transfer agent; provided, however, that the Transfer Agent shall be fully responsible to the Fund for the acts and omissions of BFDS or its subsidiary or affiliate as it is for its own acts and omissions.

15.2 Nothing herein shall impose any duty upon the Transfer
     Agent in connection with or make the Transfer Agent liable for the actions or omissions to act of unaffiliated third parties such as by way of example and not limitation, Airborne Services, Federal Express, United Parcel Service, the U.S. Mails, the NSCC and telecommunication companies, provided, if the Transfer Agent selected such company, the Transfer Agent shall have exercised due care in selecting the same.

16. Miscellaneous

16.1 Amendment. This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Trustees of the Fund.

16.2 Massachusetts Law  to  Apply.   This  Agreement   shall   be
     construed  and the provisions thereof interpreted under  and
     in   accordance  with  the  laws  of  The  Commonwealth   of
     Massachusetts.

16.3 Force Majeure. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

16.4 Consequential Damages. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder.

16.5 Survival.    All   provisions   regarding   indemnification,
     warranty, liability, and limits thereon, and confidentiality and/or protections of proprietary rights and trade secrets shall survive the termination of this Agreement.

16.6 Severability. If any provision or provisions of this Agreement shall be held invalid, unlawful, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

16.7 Priorities Clause. In the event of any conflict, discrepancy or ambiguity between the terms and conditions contained in this Agreement and any Schedules or attachments hereto, the terms and conditions contained in this Agreement shall take precedence.

16.8 Waiver. No waiver by either party or any breach or default of any of the covenants or conditions herein contained and performed by the other party shall be construed as a waiver of any succeeding breach of the same or of any other covenant or condition.

16.9 Merger of Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

16.10Counterparts.  This Agreement may be executed  by
     the parties hereto on any number of counterparts, and all of
     said   counterparts  taken  together  shall  be  deemed   to
     constitute one and the same instrument.

16.11Reproduction  of Documents.  This  Agreement  and
     all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction shall likewise be admissible in evidence.

16.12Notices.   All notices and other communications as  required
     or permitted hereunder shall be in writing and sent by first class mail, postage prepaid, addressed as follows or to such other address or addresses of which the respective party shall have notified the other.

               (a) If to State Street Bank and Trust Company, to:

                    State Street Bank and Trust Company
                    c/o Boston Financial Data Services, Inc.
                    Two Heritage Drive
                    Quincy, Massachusetts  02171
                    Attention: Legal Department

                    Facsimile: (617) 774-2287

               (b)  If to the Fund, to:

                       Attention:






17.  Additional Funds

     In the event that the Fund establishes one or more series of Shares in addition to the attached Schedule A with respect to which it desires to have the Transfer Agent render services as transfer agent under the terms hereof, it shall so notify the Transfer Agent in writing, and if the Transfer Agent agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

18.  Limitations of Liability of the Trustees and Shareholders

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or Shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.







                               BY:___________________________________



ATTEST:



                                  ________________________________



                               STATE   STREET  BANK   AND   TRUST COMPANY



                               BY:_______________________________
                                  Vice Chairman


ATTEST:

                            SCHEDULE A
                            [Fund List]


























                                 STATE STREET BANK AND TRUST COMPANY



BY:_________________________________
BY:__________________________________

                         SCHEDULE 1.2(f)
         ADDITIONAL TELEPHONE SUPPORT FEES AND SERVICES

                       Dated ____________

I.   SERVICES

 1.   Transfer Agent and Telephone Support Functions

     a. Answer telephone inquiries from [XXX 8 a.m. to 8 p.m. Boston time Monday through Friday except Christmas Day XXX] [XXX OTHER HOLIDAY COVERAGE AVAILABLE?XXX] from [XXX existing customers and prospective customers XXX] of the Fund [XXX for sales literature XXX] in accordance with the telephone script provided by the Fund.

  b.Answer  questions  pertaining thereto the extent  that  such
     questions   are  answerable  based  upon  the   information
     supplied to the Transfer Agent by the Fund.

  c.[XXX As the Fund and the Transfer Agent may agree in writing, the Transfer Agent will receive calls and take written transaction requests from shareholders of the Fund. Transfer Agent transactions include: [XXX telephone redemptions, account maintenance, exchanges, transfers, confirmed purchases, account balances and general inquiries XXX]. Some transactions may result in research which will be done by the Fund. Other calls may be referred directly to the Fund. Fax any referrals to [XXX name of company XXX] on the same day the telephone call is received.XXX];

 2. Incorporate   new  information  into  the  above  referenced
     script upon written instructions from the Fund;

 3. Maintain prospect detail information for six (6) months thereafter, provide such information to the Fund in the form that the Fund may reasonably request;

 4. Send  all  literature orders for information  from  BFDS/DST
     [XXX [how?] [to whom?] XXX] a minimum of [XXX one XXX] transmission per day;

 5. Provide the Fund with a [XXX daily/weekly/monthly XXX] telephone report detailing the calls received during the [XXX day/week/month XXX];

 6. [XXX Provide the Fund with monthly conversion reports as selected by the Fund from DST's standard report package.
     XXX]

 7. TARGET  SERVICE LEVELS: Average speed of answer  is  fifteen
     (15)  seconds,  abandon rate of no more  than  2%,  and  an
     overall  service  level  of  85%.   The  averages  will  be
     calculated on a weekly basis.

II.  SUBCONTRACTORS

 1. The Transfer Agent may, without further consent on the part of the Fund, subcontract ministerial telephone support services for the performance hereof.
III. FEES


























                              STATE STREET BANK AND TRUST COMPANY



BY:_______________________________
BY:______________________________









                          SCHEDULE 2.1

     THIRD PARTY ADMINISTRATOR(S) PROCEDURES

                       Dated ____________


1. On each Business Day, the TPA(s) shall receive, on behalf of and as agent of the Fund(s), Instructions (as hereinafter defined) from the Plan. Instructions shall mean as to each Fund (i) orders by the Plan for the purchases of Shares, and (ii) requests by the Plan for the redemption of Shares; in each case based on the Plan's receipt of purchase orders and redemption requests by Participants in proper form by the time required by the term of the Plan, but not later than the time of day at which the net asset value of a Fund is calculated, as described from time to time in that Fund's prospectus. Each Business Day on which the TPA receives Instructions shall be a "Trade Date".

2. The TPA(s) shall communicate the TPA(s)'s acceptance of such Instructions, to the applicable Plan.

3. On the next succeeding Business Day following the Trade Date on which it accepted Instructions for the purchase and redemption of Shares, (TD+1), the TPA(s) shall notify the Transfer Agent of the net amount of such purchases or redemptions, as the case may be, for each of the Plans. In the case of net purchases by any Plan, the TPA(s) shall instruct the Trustees of such Plan to transmit the aggregate purchase price for Shares by wire transfer to the Transfer Agent on (TD+1). In the case of net redemptions by any Plan, the TPA(s) shall instruct the Fund's custodian to transmit the aggregate redemption proceeds for Shares by wire transfer to the Trustees of such Plan on (TD+1). The times at which such notification and transmission shall occur on (TD+1) shall be as mutually agreed upon by each Fund, the TPA(s), and the Transfer Agent.

4. The TPA(s) shall maintain separate records for each Plan, which record shall reflect Shares purchased and redeemed, including the date and price for all transactions, and Share balances. The TPA(s) shall maintain on behalf of each of the Plans a single master account with the Transfer Agent and such account shall be in the name of that Plan, the TPA(s), or the nominee of either thereof as the record owner of Shares owned by such Plan.

5. The TPA(s) shall maintain records of all proceeds of redemptions of Shares and all other distributions not reinvested in Shares.

6. The TPA(s) shall prepare, and transmit to each of the Plans, periodic account statements showing the total number of Shares owned by that Plan as of the statement closing date, purchases and redemptions of Shares by the Plan during the period covered by the statement, and the dividends and other distributions paid to the Plan on Shares during the statement period (whether paid in cash or reinvested in Shares).

7.   The  TPA(s) shall, at the request and expense of each Fund,
     transmit   to  the  Plans  prospectuses,  proxy  materials,
     reports, and other information provided by each Fund for delivery to its shareholders.

8. The TPA(s) shall, at the request of each Fund, prepare and transmit to each Fund or any agent designated by it such periodic reports covering Shares of each Plan as each Fund shall reasonably conclude are necessary to enable the Fund to comply with state Blue Sky requirements.

9. The TPA(s) shall transmit to the Plans confirmation of purchase orders and redemption requests placed by the Plans; and

10. The TPA(s) shall, with respect to Shares, maintain account balance information for the Plan(s) and daily and monthly purchase summaries expressed in Shares and dollar amounts.

11. Plan sponsors may request, or the law may require, that prospectuses, proxy materials, periodic reports and other materials relating to each Fund be furnished to Participants in which event the Transfer Agent or each Fund shall mail or cause to be mailed such materials to Participants. With respect to any such mailing, the TPA(s) shall, at the request of the Transfer Agent or each Fund, provide at the TPA(s)'s expense complete and accurate set of mailing labels with the name and address of each Participant having an interest through the Plans in Shares.






     STATE STREET BANK AND TRUST   COMPANY



BY:__________________________________
BY:_________________________________








                          SCHEDULE 3.1

                              FEES

                       Dated ____________

































                                 STATE STREET BANK AND TRUST
                                 COMPANY



BY:_________________________________
BY:__________________________________



Exhibit i
-----------

                        October 19, 1999


Managers AMG Funds
40 Richards Avenue
Norwalk, Connecticut  06854

Ladies and Gentlemen:

     As counsel to Managers AMG Funds (the "Trust"), we have been asked to render our opinion in connection with the issuance by the Trust of an unlimited number of shares, $.001 par value per share (the "Shares"), of the Trust representing interests in the Essex Aggressive Growth Fund (the "Fund"), the sole portfolio series of the Trust, which has been established and designated in
Section 4.2 of the Trust's Master Trust Agreement dated June 18, 1999, as amended to date, and as more fully described in the prospectus and statement of additional information contained in Pre-Effective Amendment No. 2 (the "Amendment") to the Registration Statement on Form N-1A (Registration No. 333-84639) of the Trust.

     We have examined the Master Trust Agreement of the Trust dated June 18, 1999, as amended to date, the By-Laws of the Trust, certain resolutions adopted by the Board of Trustees of the Trust, the prospectus and statement of additional information which form a part of the Amendment and such other documents as we deemed necessary for purposes of this opinion.

     Based upon the foregoing, we are of the opinion that the Shares, when sold in accordance with the terms of the prospectus and statement of additional information relating to the Shares, as in effect at the time of the sale, will be legally issued, fully-paid and non-assessable by the Trust.

     We also hereby consent to the reference to this firm in the prospectus and statement of additional information which form a part of the Amendment and to a copy of this opinion being filed as an exhibit to the Amendment.

                                   Very truly yours,



                                   GOODWIN, PROCTER & HOAR LLP

Exhibit j.1
------------

               CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the inclusion in the Statement of Additional Information constituting part of this Registration Statement on Form N-1A (File No. 333-84639) of our report dated October 19, 1999, on our audit of the statement of assets and liabilities of Managers AMG Funds -- Essex Aggressive Growth Fund.

     We also consent to the references to our firm under the caption "Independent Accountants" in the Statement of Additional
Information.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 21, 1999

Exhibit j.2
---------------


INDEPENDENT ACCOUNTANTS' CONSENT


We consent to the use in Pre-Effective Amendment No. 2 of Registration Statement No. 333-84639 of Managers AMG Funds
Essex Aggressive Growth Fund of our report dated October 15,
1999.

We also consent to the reference to us under the heading
"Past Performance of Essex" appearing in the Prospectus, which is a part such Registration Statement.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 21, 1999

              REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Essex Investment Management
Company, LLC:

We have examined the accompanying Schedule of Quarterly and Annual Rates of Return for the Institutional Growth Equity Composite (the "Schedule") of Essex Investment Management Company, LLC (the "Company") for each of the quarterly and annual investment periods from January 1, 1993 through September 30, 1999. The Schedule is the responsibility of the Company's management. Our responsibility is to express an opinion on the Schedule based on our examination.

Our examination was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining on test basis, evidence supporting the Schedule and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

In our opinion, such Schedule presents the rates of return for the Institutional Growth Equity Composite of the Company for each of the quarterly and annual investment periods from January 1, 1993 through September 30, 1999 in all material respects, in accordance with the measurement and disclosure criteria as set forth in the Notes to the Schedule.





Boston, Massachusetts
October 15, 1999

                   ESSEX INVESTMENT MANAGEMENT COMPANY, LLC
                    INSTITUTIONAL GROWTH EQUITY COMPOSITE
              Schedule of Quarterly and Annual Rates of Return
                    January 1, 1993 to September 30, 1999


YEAR     QUARTER                	GROSS RETURN                	NET RETURN
----     -------                 ------------                 ----------

1993	     MAR	                      -0.85
	         JUN	                       6.53
	         SEP	                       8.81
	         DEC	                      -0.49
	       TOTAL	                      14.37		                    	13.15%

1994	     MAR	                      -6.69
         	JUN	                      -2.08
         	SEP                      	10.48
	         DEC                       	1.93
	       TOTAL	                       2.90		                     	1.77%

1995	     MAR	                       5.91
	         JUN	                      14.64
	         SEP	                      13.49
	         DEC                       	7.06
	       TOTAL	                      47.52	                   		46.05%

1996	     MAR	                       6.80
          JUN	                      15.57
	         SEP                       	0.95
	         DEC	                      -5.50
	       TOTAL	                      17.75			                  16.51%

1997	     MAR                     	-12.99
	         JUN	                      17.65
	         SEP                      	15.07
	         DEC                      	-3.36
	       TOTAL                      	13.84	                  		12.62%

1998     	MAR	                      14.82
	         JUN                       	7.85
	         SEP                     	-10.62
	         DEC                      	37.40
	       TOTAL                      	52.08                  			50.56%

1999	     MAR	                      24.79
	         JUN                       	5.83
	         SEP                      	-0.16
       Y-T-D Return                	31.86                  			30.86%

See notes to Schedule

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC
INSTITUTIONAL GROWTH EQUITY COMPOSITE
NOTES TO THE SCHEDULE

1.   ORGANIZATION

        Essex Investment Management Company, LLC ("Essex") is an independent investment advisor providing investment advisory services to corporate retirement funds, endowments, foundations, Taft-Hartley funds, public funds, and individuals. The company was founded in 1976.

2.   COMPOSITE DEFINITION

        Accounts included in this composite seek long-term growth of capital by investing in equity securities of companies with potential for growth. An institutional account is eligible for inclusion in the composite if full discretionary authority has been granted, and once the account has at least $1 million in net assets. Performance figures include all accounts under the company's management which are defined by the profile described above. An account is included in the composite beginning with the first full quarter of eligibility. Closed accounts are eligible for inclusion through the completion of the last full quarter under management. No selective periods of performance have been used.

3.   RETURN CALCULATION

        The performance results have been prepared using an internal rate of return formula that is consistent with the Bank Administration Institute's (BAI) formula for each individual account included in the composite. The individual account's monthly returns are asset weighted using the beginning-of-month net asset values to arrive at a monthly composite return. The quarterly return is determined by compounding each of the monthly composite returns in the quarter. The annual return is determined by compounding the four quarterly composite returns.

        The time-weighted total rate of return is calculated for each individual account as follows:

        Monthly rate of return for an eligible account is calculated using the (BAI) formula. This is an Internal Rate of Return that uses beginning and ending market values. Additions and withdrawals to accounts are recorded as of the transaction date by Essex when management is notified of such a transaction by either the trustee, custodian bank or the customer. These cash flows time are weighted for the number of days in the month that they affect the portfolio.

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC
INSTITUTIONAL GROWTH EQUITY COMPOSITE
NOTES TO THE SCHEDULE

        Net returns reflect the application of an annual expense ratio of 1.10% applied quarterly (i.e. .275% per quarter).


4.   FEES

        Performance results are presented on a gross of fee basis and exclude management and custodial fees.

        Fee Schedule as of  September 30, 1999:

        Account Assets           Annual Fee
        --------------          -------------
        First $2 million              1.5%

        Over $2 million               1.0%


5.     OTHER MATTERS

        Clients or prospective clients should not assume they will have an investment experience similar to that indicated by Essex past performance results.

Exhibit m
-------------



                       MANAGERS AMG FUNDS

       Plan of Distribution Adopted Pursuant to Rule 12b-1


     WHEREAS, Managers AMG Funds, an unincorporated association of the type commonly known as a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Trust is authorized (i) to issue shares of beneficial interest ("Shares") in separate series, with the shares of each such series representing the interests in a separate portfolio of securities and other assets, and (ii) to divide the shares within each such series into two or more classes; and

     WHEREAS, the Trust has established one portfolio series, the Essex Aggressive Growth Fund (such fund being referred to herein as the "Initial Fund" - such series, together with all other series subsequently established by the Trust and made subject to this Plan, being referred to herein individually as a "Fund" and collectively as the "Funds");

     WHEREAS, the Trust may be deemed a distributor of the Shares within the meaning of Rule 12b-1 under the Act, and desires to adopt a Plan of Distribution with respect to its shares of the Initial Fund pursuant to such Rule (the "Plan"); and

     WHEREAS,  the  Trust may enter into one or  more  agreements
(each, an "Agreement") for the sale of the Shares with one or more underwriters, distributors, dealers or brokers (each, a "Distributor"); and

     WHEREAS, the Board of Trustees as a whole, and the Trustees who are not interested persons of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any Agreement with any Distributor and any agreements relating thereto (the "Qualified Trustees"), having determined, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan and such Agreements will benefit the Shares of the Initial Fund and its shareholders, have accordingly approved this Plan and the Agreements by votes cast in person at a meeting called for the purpose of voting on this Plan and the Agreements and any agreements related thereto.

     NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

     1. Distribution Activities. Subject to the supervision of the Board of Trustees, the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Shares, including, but not limited to, the following: (1) making payments to underwriters, securities dealers and others engaged in the sale of Shares, including payments to a Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of Shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Funds are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of Shares, either directly or through other persons with which the Trust has entered into Agreements pursuant to the Plan.

     2. Maximum Expenditures. The expenditures to be made by the Initial Fund pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined from time to time by the Trustees, but in no event may such expenditures exceed the following: (i) with respect to Shares of the Initial Fund, an annual rate of 0.25% of the average daily value of net assets represented by such Shares, and (ii) with respect to Shares of any Fund subsequently established by the Trust and made subject to this Plan, the annual rate as agreed upon and specified in an addendum hereto. The expenditures to be made pursuant to this Plan shall commence with respect to Shares of a Fund as of the date on which this Plan becomes effective with respect to each such Fund.

     3. Payments. Pursuant to this Plan, the Trust shall make periodic payments to the Distributor at the annual rate provided for in the Agreements with such Distributor with respect to the Shares of each Fund. The Distributor may in turn remit to and allocate among selected dealers and others (including affiliates of the Distributor) in consideration of and as reimbursement for expenses incurred in the provision of distribution and marketing services, such amounts as the Distributor shall determine. Any amounts received by the Distributor and not so allocated may be retained by the Distributor as compensation to the Distributor for providing services under the Agreement and/or as reimbursement for expenses incurred in connection with the distribution and promotion of the sale of the Shares.

     4.   Term and Termination.

          (a) Initial Fund. This Plan shall become effective with respect to the Shares of the Initial Fund as of the later of
(i) the date on which an amendment to the Registration Statement on Form N-1A with respect to the Shares becomes effective under the Securities Act of 1933, as amended or (ii) the date on which the Initial Fund commences offering the Shares to the public and shall continue in effect with respect to the Shares (subject to Section 4(d) hereof) until one year from the date of such effectiveness, unless the continuation of this Plan shall have been approved with respect to the Shares in accordance with the provisions of Section 4(c) hereof.

          (b) Additional Funds. This Plan shall become effective with respect to the Shares of each additional Fund established by the Trust after the date hereof and made subject to this Plan upon commencement of the initial public offering thereof (provided that the Plan has previously been approved with respect to the Fund by votes of a majority of both (i) the Board of Trustees of the Trust and (ii) the Qualified Trustees, cast in person at a meeting held before the initial public offering of such additional Fund thereof and called for the purpose of voting on such approval), and shall continue in effect with respect to each such additional Fund or class (subject to Section 4(d) hereof) for one year thereafter, unless the continuation of this Plan shall have been approved with respect to such additional in accordance with the provisions of Section 4(c) hereof.

          (c) Continuation. This Plan and the Agreements shall continue in effect with respect to each Fund subsequent to the initial term specified in Section 4(a) and (b) for so long as such continuance is specifically approved at least annually by votes of a majority of both (i) the Board of Trustees of the Trust and (ii) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on this Plan, subject to any shareholder approval requirements existing under applicable law.

          (d)  Termination.

               (i) This Plan may be terminated at any time with respect to the Shares of any Fund thereof by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting Shares of that Fund. For purposes of this Plan, the term "vote of a majority of the outstanding voting Shares" of any Fund shall mean the vote of the lesser of (A) 67 percent or more of the outstanding voting Shares present at such meeting, if the holders of more than 50 percent of the outstanding voting Shares are present and represented by proxy; or (B) 50 percent or more of the Shares. The Plan may remain in effect with respect to a Fund even if it has been terminated in accordance with this Section 4(d) with respect to one or more other Funds of the Trust.

               (ii) The Agreements may be terminated at any time, without penalty, with respect to the Shares of any Fund by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting Shares of that Fund on sixty days' written notice to the Distributor. In addition, the Agreements shall provide for automatic termination in the event of their assignment.

     5. Amendments. This Plan may not be amended to increase materially the amount of expenditures provided for in Section 2 hereof unless such amendment is approved by a vote of a majority of the outstanding Shares of each Fund with respect to which a material increase in the amount of distribution expenditures is proposed, and no material amendment to the Plan shall be made unless approved in the manner provided for annual renewal in
Section 4(c) hereof. Otherwise, this Plan may be amended with respect to the Shares of a Fund by vote of a majority of the Qualified Trustees or the outstanding voting Shares of that Fund.

     6. Independent Trustees. While this Plan is in effect with respect to any Fund, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons.

     7. Quarterly Reports. The Treasurer of the Trust and the Treasurer of the Distributor shall provide to the Trustees of the Trust and the Trustees shall review, at least quarterly, a written report of the amounts expended for the distribution of the Shares pursuant to this Plan and the purposes for which such expenditures were made.

     8. Recordkeeping. The Trust shall preserve copies of this Plan, the Agreements and any related agreements and all reports made pursuant to Section 7 hereof, for a period of not less than six years from the date of this Plan and the Agreements (including any related agreements) or such reports, as the case may be, the first two years in an easily accessible place.

Dated: October 15, 1999